THE PATIENT INVESTOR

Quarterly Report
June 30, 2012

ARIEL INVESTMENTS

One of Ariel Investments’ guiding principles is to communicate openly with our shareholders so they may gain a clear understanding of our investment philosophy, portfolio decisions and results, as well as our opinions on the underlying market. In reviewing the materials contained in The Patient Investor, please consider the information provided on this page. While our investment decisions are rooted in detailed analysis, it is important to point out that actual results can differ significantly from those we seek. We candidly discuss a number of individual companies. Our opinions are current as of the date they were written but are subject to change.

We want to remind investors that the information in this report is not sufficient on which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. Ariel Fund, Ariel Appreciation Fund and Ariel Discovery Fund invest primarily in small and/or midsized companies. Investing in small and mid-cap stocks is riskier and more volatile than investing in large cap stocks, in part because smaller companies may not have the scale, depth of resources and other assets of larger firms. Ariel Fund and Ariel Appreciation Fund often invest a significant portion of their assets in companies within the consumer discretionary and financial services sectors and their performance may suffer if these sectors underperform the overall stock market. Ariel Focus Fund invests in large-capitalization stocks and is a non-diversified fund, which means its investments are concentrated in fewer names than diversified funds. Ariel Focus Fund generally holds 25-30 stocks and therefore may be more volatile than a more diversified investment. Equity investments are affected by market conditions. Ariel International Equity Fund and Ariel Global Equity Fund invest in foreign securities and may use currency derivatives and ETFs. Investments in foreign securities may underperform and may be more volatile than comparable U.S. stocks because of the risks involving foreign economies and markets, foreign political systems, foreign regulatory standards, foreign currencies and taxes. The use of currency derivatives and ETFs may increase investment losses and expenses and create more volatility. Investments in emerging and developing markets present additional risks, such as difficulties selling on a timely basis and at an acceptable price. The Ariel International Equity Fund and the Ariel Global Equity Fund are new with no operating history and there can be no assurance that they will grow to economically viable sizes.

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted in this report. Performance data current to the most recent month-end for the Funds may be obtained by visiting arielinvestments.com.

Investors should consider carefully the investment objectives, risks, and charges and expenses before investing. For a current summary prospectus or full prospectus which contains this and other information about the Funds offered by Ariel Investment Trust, call us at 800.292.7435 or visit our website, arielinvestments.com. Please read the summary prospectus or full prospectus carefully before investing. Distributed by Ariel Distributors, LLC, a wholly owned subsidiary of Ariel Investments, LLC.

ARIEL INVESTMENT TRUST
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800.292.7435 | arielinvestments.com

Turtle Talk Lipper Ranks Ariel Discovery Fund #1 in the small-cap value funds category for the one-year period*

Ariel Discovery Fund (Investor Class) is our small-cap, deep value mutual fund, managed by David M. Maley.  With over 25 years of investment experience – and 10 years dedicated to the small-cap value space – Ariel shareholders can access his expertise through this Fund.

We are pleased to report the Fund returned an impressive +8.98% for the one-year period ended June 30, 2012, earning Ariel Discovery Fund the top spot within Lipper’s small-cap value funds category.  During the same period the Russell 2000 Value Index fell -1.44%.  Despite a volatile second quarter, the Fund gained +2.89% outperforming its benchmark, which fell -3.01%.

To learn more about Ariel Discovery Fund, we invite you to read David’s letter to shareholders on page 11, and review the performance summary on page 14.

* For the period ended June 30, 2012 Ariel Discovery Fund (Investor Class) ranked 1 out of 328 funds for the one-year period and 100 out of 305 funds for the since inception (January 31, 2011) period among small-cap value funds.  Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds.  Each fund is ranked within a universe of funds with similar investment objectives.  Ranking is based on total returns.  The Fund’s Investor Class shares had a gross expense ratio of 6.75% and a net expense ratio of 1.50% as of September 30, 2011.  Ariel Investments, LLC, the Adviser to the Funds, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class shares through the end of the fiscal year ending September 30, 2014.  No termination of this agreement by either the Board of Trustees or the Adviser may be effective until, at the earliest, October 1, 2014.

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Fund and Ariel Appreciation Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: For the quarter ending June 30, 2012, the small- and mid-sized companies that make up Ariel Fund (Investor Class) fell -5.40%.  During this same three-month period, the Russell 2500 Value Index fared better on a relative basis with a -3.02% loss while the Russell 2000 Value Index and the Russell 2500 Index gave back -3.01% and -4.14, respectively.  While our small/mid cap results fell short of our benchmarks’—largely as a result of weakness amongst our holdings in the battered financials sector—they were more in line with domestic equity portfolios on the whole.  To this point, although the S&P 500 Index only dropped -2.75% during the quarter, the average U.S. diversified stock fund fell -4.46%.1Similarly, Ariel Appreciation Fund (Investor Class) lost -6.62% versus -3.26% for the Russell Midcap Value Index and -4.40% for the more style-neutral Russell Midcap Index.

While our second quarter results were soft, our year-to-date returns remain competitive.  More specifically, Ariel Fund’s (Investor Class) +8.38% six-month return narrowly beat its benchmarks—the Russell 2500 Value Index (+8.15%), the Russell 2000 Value Index (+8.23%) and the Russell 2500 Index (+8.31%).  Ariel Appreciation Fund (Investor Class) earned +8.55% versus +7.78% for the Russell Midcap Value Index and +7.97% for the Russell Midcap Index.

Aftershocks
In our view, a recent Wall Street Journal headline perfectly summed up today’s investment environment in five simple words—“Another Spring, Another Fall Back.”2 Having lived through three springtime swoons in three years, we have gotten acclimated to what Barron’s calls “the ‘risk on/risk off’ dynamic…[whereby] macro cues and policy whisperings dictat[e] a herd-like rush either toward or away from riskier assets.”3 Given the market’s second-quarter losses, risk was clearly “off” for much of the last three months after a considerably larger risk appetite reigned over the prior six months.  Of course, this kind of investment schizophrenia runs completely counter to our long-term, patient approach.  Moreover, as contrarian investors, we generally find our best values when most are running for the exits.  This is not to suggest that we would ever throw caution to the wind and take on excessive risk.  Instead, we believe that periods when investors are most risk averse is precisely when the potential for a margin of safety increases and danger actually wanes.

The Patient Investor June 30, 2012	2	Slow and Steady Wins the Race

There is little question that the “risk off’ trade is directly tied to an ever-growing chorus of worries in the global marketplace.  Yes, Europe is a mess, and China’s white-hot economy may be cooling down to red-hot status.  Sure, our unemployment rate is frustratingly high and an election year heightens domestic policy uncertainty.  And there is no question that the banking sector keeps shooting itself in the foot, which only drives investor skepticism and prolongs a long-awaited financial sector recovery.  All of these factors and more keep producing what we are calling the “aftershocks” of the 2008 financial crisis. These reverberations spark the fear that ultimately takes the markets down.  But herein lies the rub.  As market strategist Byron Wien is known to say, “Disaster has a way of not happening.”4

Against this backdrop of market anxiety, we remain bullish about the prospects for the U.S.  For one, the culprit that started the mess—housing—is not just stabilizing but actually showing signs of a recovery. As many know, The Wall Street Journal recently reported, “Inventories of single-family homes fell…[24% from one year ago…[[T]he largest annual drop in at least 30 years…[”5 Of course a housing rebound directly affects unemployment with Macroeconomic Advisors estimating that “a healthy pace of 1.5 million new homes a year would create about 50,000 jobs a month and lower the unemployment rate by 1.5 percentage points.”6 Meanwhile, working consumers are in much better shape than a few years ago given lower debt levels and higher savings rates.  More than any other time in history, companies are flush with cash, and their cost cuts have created unprecedented profits.  Even U.S. banks, whose self-inflicted wounds were the deepest of any industry, are now well-capitalized.  Although it is early and only 20% of Fortune 500 companies have reported, so far earnings are hanging in there—albeit with less exuberant expectations—despite tough year-over-year comparisons.  Not to mention, all of the negative headlines are already priced in, which puts us squarely in the lonely camp of what Barron’s dubs the “bad news bulls.”

After “Math”
Beyond the aforementioned indicators, our bullishness is most influenced by the financial conditions of our small- and mid-sized portfolio holdings and the significant improvements we have witnessed since the worst of the financial crisis.  Across industries and companies, we have watched management teams not just stabilize but improve their businesses as a direct result of the tribulations they have encountered in recent years.  To that point, political candidates often ask: Are you better off today than you were 4 years ago? In the case of our companies, the answer is unequivocally yes.

For example, Interpublic Group of Cos., Inc. (IPG) has the distinction of being one of the world’s largest advertising conglomerates.  When confronted with economic challenges, companies can and often do quickly scale back marketing and advertising to save money.  And yet, IPG not only grew but was able to show margin expansion over the last four years—a period when tepid economic growth was a headwind.  All the while, the company also managed to buy back half a billion dollars of dilutive convertible debt.  In so doing, Debt/EBITDA substantially improved from 2.81x to 1.92x, which ultimately provided the company access to more favorable debt markets.  This level of debt reduction, along with the company’s repurchase of 52 million shares, has cut its diluted share count from 553 million to 438 million shares—a 20% decrease in shares outstanding.  It is worth noting that even after this hefty $700 million spend, the company still had the ability to issue its first dividend in nearly a decade.

Janus Capital Group Inc. (JNS) has tried even our patience over the years, but the company is on a much better path after taking some aggressive steps during the worst of the market meltdown.  In 2009, the Janus board fired then-CEO Gary Black, replacing him in February 2010 with 13-year PIMCO veteran Dick Weil.  In many ways, hiring someone from a world-renowned bond shop ran counter to this high-octane growth-stock manager’s brand.  And yet, Weil arrived armed and ready to broaden the company’s fixed income capabilities and expand its domestic and international equity offerings.  As a result of these efforts, fixed income now represents $24 billion or 16% of assets under management (AUM), which is substantially up from 4% when he started, and value has grown from 10 to 12% of assets.  Weil has also worked to extend the brand presence globally and also grow assets in the institutional arena.  During this time, Janus’s dividend jumped from 4 to 24 cents annually and debt was dramatically reduced from $1.1 billion at the time of the 2009 market low to $539 million today.

Last but not least, the transformation of one of our most controversial names, Gannett Co., Inc. (GCI), has even surprised some of its most ardent critics.  Despite wildly negative views of its admittedly decelerating newspaper publishing business, Gannett represented a diversified media company with a solid broadcasting division, a growing digital business and ownership in the popular CareerBuilder.com jobsite.  During the worst of times, Gannett was highly profitable and throwing off tons of cash.  In fact, its free cash flow has always been positive and this cash generation enabled the company to pay down debt and also refinance at much lower rates.  More specifically, the company’s debt has steadily trended down from $4.3 billion during the 2009 market low to $1.7 billion today.  While cleaning up its balance sheet, Gannett increased its dividend, which now yields a rich 5.4%.  Recently, the company also announced plans to buy back $300 million worth of stock in the next two years, which represents 9% of its shares outstanding.  Even investment great Warren Buffett has come around to the possibilities at Gannett.  Given our admiration for his investing prowess, this is a reassuring reversal.  In 2009 when he was asked about the future of newspapers, he commented, “We would not buy them at any price.” Today, Berkshire Hathaway Inc. (BRK.B) not only owns Gannett shares but has also recently been on somewhat of a newspaper buying binge.

Ever After
The aforementioned examples are reflective of other holdings across our small, small/mid and mid cap portfolios.  One other noteworthy consideration is that despite markedly improved fundamentals, many of our companies—including IPG, Janus and Gannett—have not seen any meaningful change in their risk metrics.  More specifically, a look at beta (as just one measure of risk) suggests that Wall Street has given little credit to the strengthened balance sheets, financial diversification and leaner operations of many companies.  This disconnect further convinces us that great values are at hand.

We believe the silver lining of the worst financial crisis since the Great Depression is that our companies are stronger and better than before.  As bottom-up stock pickers, we work overtime to find companies with sturdy balance sheets, strong cash flows and potent brands that will help them survive economic storms.  After a tough 2008, we are more skeptical, more vigilant and more optimistic.

Portfolio Comings and Goings
During the quarter, Ariel Fund initiated a position in International Speedway Corp. (ISCA), the well-known promoter of motorsport events and activities in the U.S.  We also purchased shares of Snap-on Inc. (SNA), the leading manufacturer of tools and equipment for independent auto repair centers.  We exited battery maker, Energizer Holdings, Inc. (ENR) as well as global security provider Brink’s Co. (BCO), in order to pursue more compelling opportunities.

In addition to adding Snap-on over the course of the last three months, Ariel Appreciation Fund bought shares of for-profit education leader Apollo Group, Inc. (APOL) as well as global money and payment services company, Western Union Co. (WU).  We also re-initiated a position in Tiffany & Co. (TIF) after the stock price came down significantly—a large overreaction in our view.  On the sell side, we exited health care company Baxter Intl Inc. (BAX) in order to pursue the aforementioned opportunities.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have.  You can also contact us directly at email@arielinvestments.com.

Sincerely,

John W. Rogers, Jr.	Mellody Hobson
Chairman and CEO	President

1 Morningstar Direct

2 The Wall Street Journal, July 8, 2012, page 9.

3 Barron’s, December 5, 2011, page 11.

4 The Wall Street Journal, July 21-22, 2012, page A11.

5 The Wall Street Journal, July 20, 2012, page A2.

6 Joel Prakken of Macroeconomic Advisors.

arielinvestments.com	4	800.292.7435

Ariel Fund Performance Summary	Inception: November 6, 1986

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in small- to medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2012
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Fund
Investor Class	–5.40%	–9.33%	+20.50%	–2.15%	+4.80%	+7.65%	+10.52%
Institutional Class+	–5.32%	–9.17%	+20.57%	–2.11%	+4.82%	+7.66%	+10.53%
Russell 2500TM Value Index	–3.02%	–1.49%	+18.78%	–0.20%	+7.51%	+8.27%	+10.84%
Russell 2000® Value Index	–3.01%	–1.44%	+17.43%	–1.05%	+6.50%	+7.56%	+10.17%
Russell 2500TM Index	–4.14%	–2.29%	+19.06%	+1.18%	+8.01%	+7.62%	+10.15%
S&P 500® Index	–2.75%	+5.45%	+16.40%	+0.22%	+5.33%	+4.77%	+9.41%

Performance data quoted represents past performance and does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.  One of the Fund’s benchmarks has changed from the Russell 2500 Index to the Russell 2000 Value Index as the Adviser believes this new index is more indicative of the market capitalization and style profile of the Fund.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell	Russell
		2500	2000	S&P
	Ariel	Value	Value	500
	Fund†	Index	Index	Index

Consumer discretionary	38.75	11.62	12.05	12.85

Financial services	29.53	32.90	35.76	15.62

Health care	13.53	6.35	5.09	11.82

Producer durables	7.24	13.00	13.01	10.94

Consumer staples	2.62	2.33	2.34	9.82

Materials & processing	4.71	7.82	6.85	3.74

Energy	3.62	6.66	5.82	10.81

Technology	0.00	8.89	11.40	17.58

Utilities	0.00	10.41	7.67	6.83

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Investor Class	1.04%
Institutional Class	0.79%
As of 9/30/11 (Investor Class). The expense ratio for the Institutional Class is based on estimated expenses for the current fiscal year.

TOP TEN EQUITY HOLDINGS

1	Gannett Co., Inc.	5.3%	6	DeVry Inc.	3.7%
2	International Game Technology	4.5%	7	Contango Oil & Gas Co.	3.6%
3	Janus Capital Group Inc.	4.3%	8	Royal Caribbean Cruises Ltd.	3.4%
4	Charles River Laboratories Intl Inc.	4.1%	9	Jones Lang LaSalle Inc.	3.3%
5	Lazard Ltd	4.1%	10	Interpublic Group of Cos., Inc.	3.3%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.  Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell 2500TM Value Index measures the performance of small to mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe.  It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2500TM Index measures the performance of small to mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

Ariel Appreciation Fund Performance Summary	Inception: December 1, 1989

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in medium-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2012
	2nd Quarter	1 Year	3 Year	5 Year	10 Year	15 Year	Life of Fund
Ariel Appreciation Fund
Investor Class	–6.62%	–6.93%	+19.68%	+0.83%	+5.55%	+8.36%	+10.02%
Institutional Class+	–6.60%	–6.82%	+19.72%	+0.85%	+5.56%	+8.37%	+10.02%
Russell Midcap® Value Index	–3.26%	–0.37%	+19.92%	–0.13%	+8.17%	+8.48%	+10.81%
Russell Midcap® Index	–4.40%	–1.65%	+19.44%	+1.06%	+8.45%	+8.14%	+10.57%
S&P 500® Index	–2.75%	+5.45%	+16.40%	+0.22%	+5.33%	+4.77%	+8.49%

Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	Midcap	Russell	S&P
	Appreciation	Value	Midcap	500
	Fund†	Index	Index	Index

Financial services	36.60	31.20	21.18	15.62

Consumer discretionary	35.95	9.44	16.77	12.85

Health care	14.21	7.15	9.69	11.82

Producer durables	4.64	10.62	13.00	10.94

Technology	3.65	8.97	11.92	17.58

Energy	2.80	8.47	6.83	10.81

Consumer staples	2.15	4.83	6.37	9.82

Materials & processing	0.00	6.32	6.84	3.74

Utilities	0.00	13.01	7.40	6.83

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio
Investor Class	1.15%
Institutional Class	0.90%
As of 9/30/11 (Investor Class). The expense ratio for the Institutional Class is based on estimated expenses for the current fiscal year.

TOP TEN EQUITY HOLDINGS

1	Northern Trust Corp.	4.4%	6	Dell Inc.	3.6%
2	AFLAC Inc.	4.3%	7	Thermo Fisher Scientific Inc.	3.6%
3	First American Financial Corp.	4.1%	8	St. Jude Medical, Inc.	3.4%
4	Lazard Ltd	4.0%	9	Viacom, Inc.	3.2%
5	Interpublic Group of Cos., Inc.	3.8%	10	Jones Lang LaSalle Inc.	3.2%

+The inception date for the Institutional Class shares is December 30, 2011.  Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments.  For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.  Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  The Russell Midcap® Value Index measures the performance of mid-cap value companies with lower price-to-book ratios and lower forecasted growth values.  The Russell Midcap® Index measures the performance of mid-cap companies.  The S&P 500® is a broad market-weighted index dominated by blue-chip stocks.  All indexes are unmanaged, and an investor cannot invest directly in an index.  Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

arielinvestments.com	6	800.292.7435

Performance data quoted represents past performance.  Past performance does not guarantee future results.  All performance assumes the reinvestment of dividends and capital gains.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data current to the most recent month-end for Ariel Focus Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: Ariel Focus Fund (Investor Class) trailed both its benchmark and the broad market in the second quarter declining -7.58% versus losses of -2.20% for the Russell 1000 Value Index and -2.75% for the S&P 500 Index.

In general, the areas that helped us outperform in the first quarter—financials and technology—reversed direction and detracted from performance in the second quarter.  Concerns about Europe, which had dissipated in the first quarter, resurfaced in the second and trepidation about U.S. growth also increased.  Several stocks which had been up more than +10% for the first three months of the year, such as Morgan Stanley (MS) and Dell Inc. (DELL) gave back all of their gains and then some thus far in 2012.  Concerns about the job prospects for college grads have caused many to question the value of a college education driving down DeVry Inc. (DV) and Apollo Group, Inc. (APOL).

The factor best explaining market activity recently, whether it be individual stocks or the market as a whole, goes by many names.  It is variously called “risk aversion,” “beta,” “cyclicality,” “uncertainty,” “volatility,” or “downside-capture.” These are all different descriptions or manifestations of the same  market-dominating reality: individual investors and institutions are just plain scared.  Memories of the pain dealt in the 2008-2009 financial crisis are vivid, and many fear we are retreading the same ground.  Fear is rampant despite the fact the stock market has climbed back just shy of its level before the 2007-2009 bear market.  For all the talk one hears about a “lost decade for stocks,” $1,000 invested in the S&P 500 Index 10 years ago was worth $1,367 as of June 30, 2012.

Despite the reasonably good recent performance of stocks and the historic attractive long-term outperformance of equities over fixed income and cash, individual and institutional fear is palpable everywhere we look.  Both retail and corporate investors continue to take money out of U.S. equities and add it to fixed income, emerging markets and alternatives.  We think this phenomenon has been under-appreciated as an explanation for the modest performance of the stock market over the last five years despite strong fundamental corporate recovery.  Over the long run, a stock will be by definition worth the discounted cash flows it produces—the so called “weighing machine.” But in the short-term, a stock is worth what people will pay for it—the “voting machine.” Investors taking money out of equity mutual funds reduces the number of “votes” for stocks.  This relationship is widely understood in markets such as high-yield debt and gold where fund flows clearly drive the short-term performance of the underlying securities. This same phenomenon, however, does not get the attention it deserves with stocks, in our view.

Unlike some phobias, fear of stocks is not completely irrational.  Short-term losses can produce real pain.  When a corporation sees its pension fund assets trade down, it may be forced to make a cash contribution to the plan that cannot be recovered when the markets rebound.  A stock broker may be fired by his clients during a market downturn, and may not get them back when times get better.

Increased fear and risk aversion is evident not just in equity fund outflows and inflows into “safe” bonds; they can be seen in the relative valuation of companies within the equity market.  Our analysis suggests that less volatile, less cyclical companies are now trading at significantly higher valuations—and therefore with lower expected returns—than companies with more economic exposure.  While companies with more stable earnings should benefit from lower discount rates and trade at higher multiples, the current premium is too rich in our view.

Regular readers of our quarterly letters will note this assessment of relative value is a distinct change from what we saw and wrote in late 2010 and early 2011.  At that time, we argued that large-cap quality stocks were a “fat pitch” with investors getting high quality  and reduced risk at a discount.  In fact, the Dow Jones Industrial Average, full of large-cap blue chip stocks, was the best performing major index in 2011, up +8.38%.  Today, however, that dynamic has reversed.  The cheapest part of the market consists of companies with some economic cyclicality or exposure to Europe.

Each day at Ariel, we monitor the discount of each of our stocks relative to our calculations of intrinsic value.  We rank our holdings from the largest discount (or cheapest) to smallest discount (least cheap). We try not to own anything expensive! As we go to press, the holdings in Ariel Focus Fund trading at the lowest discounts are Berkshire Hathaway Inc. (BRK.B), Exxon Mobil Corp. (XOM), Northern Trust Corp. (NTRS), Target Corp. (TGT), Walt Disney Co. (DIS) and Accenture plc (ACN). Conversely, the cheapest are Morgan Stanley, Goldman, Sachs & Co. (GS), Hospira, Inc. (HSP), Dell, DeVry and Blackstone Group L.P. (BX).

Our cheapest names have an average beta over the last year of 1.38, while less cheap stocks have an average beta of 1.00. The more expensive businesses are larger, better diversified and less volatile from quarter-to-quarter. For example, Goldman Sachs, DeVry and Blackstone are all great companies and leaders in their industries, but when compared to Northern Trust, Disney and Accenture, the former group is riskier. In fact, the “riskier” group is trading at an average forward P/E ratio of 9.2x while the “less risky” group trades at 13.7x. By our calculations, the riskier group is trading at an average discount of 47% to our calculation of Private Market Value, while the less risky group trades at a much more modest 13% discount.

arielinvestments.com	8	800.292.7435

We think pervasive fear is providing us with excellent opportunities. In our view, we are being amply rewarded for the risks we are taking. Yes, Blackstone’s opportunity to sell portfolio companies may be curtailed in the short run if the U.S. economy slows or turns negative, but their asset management business in alternatives continues to grow. And we think we are paying almost nothing for future carried interest on their profits. Yes, Morgan Stanley and Goldman Sachs will likely have mediocre years if CEO confidence stays soft and M&A activity and IPO volumes stay light, but we are buying the stocks at deep discounts to book value. Plus, we are buying at an even deeper discount to their typical valuations: over the last 10 years, Morgan Stanley has traded at an average of 1.6x book value. Will a downturn in the economy slow enrollment at DeVry as student concerns about a weak job market grow? Mostly likely, but the number of people going to college has grown in 44 out of the last 50 years and over each year in the last decade—and we think that trend will continue to grow over time. With the stock trading at an enterprise value to EBITDA ratio of 3.9x, the market is factoring in a very negative outlook.

As Warren Buffett often says, we prefer “a lumpy 15% return to a smooth 12%.” With 10-year Treasuries yielding 1.5%, almost exactly equal to most estimates of inflation over the next 10 years, we would say that pervasive fear in the investment community has given us an opportunity to earn a lumpy 15% versus a flat or even negative return.

Portfolio Comings and Goings
During the quarter, we purchased two positions and eliminated three positions in Ariel Focus Fund. We bought shares of global alternative asset manager Blackstone Group, a current holding in Ariel Appreciation Fund. Blackstone’s business model has evolved from a primarily leveraged buyout firm to an alternative asset manager of various asset classes. We also initiated a position in global entertainment firm Walt Disney. We previously held Disney in this portfolio years ago and re-initiated a position in the second quarter of this year. We exited our position in Tyco Intl Ltd. (TYC) after the stock reached our estimate of its private market value. We also sold our shares in Citigroup Inc. (C) and Abbott Laboratories (ABT) in order to pursue more compelling opportunities.

We appreciate your consideration and the opportunity  to serve you and welcome any questions or comments you might have.  You can also contact us directly at  email@arielinvestments.com.

Ariel Focus Fund Performance Summary	Inception: June 30, 2005

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing in medium-to large-sized companies.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2012
	2nd Quarter	1 Year	3 Year	5 Year	Life of Fund
Ariel Focus Fund
Investor Class	-7.58%	-5.18%	+12.56%	-2.29%	+1.47%
Institutional Class+	-7.57%	-5.09%	+12.60%	-2.27%	+1.49%
Russell 1000® Value Index	-2.20%	+3.01%	+15.80%	-2.19%	+2.92%
S&P 500® Index	-2.75%	+5.45%	+16.40%	+0.22%	+4.09%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	1000	S&P
	Focus	Value	500
	Fund†	Index	Index

Financial services	28.77	26.57	15.62

Consumer discretionary	21.23	8.03	12.85

Technology	15.14	6.30	17.58

Health care	13.51	11.78	11.82

Energy	8.32	16.40	10.81

Producer durables	7.92	9.19	10.94

Consumer staples	5.11	6.80	9.82

Materials & processing	0.00	3.94	3.74

Utilities	0.00	10.99	6.83

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio*	Investor Class	Institutional Class
Net	1.25%	1.00%
Gross	1.51%	1.26%
As of 9/30/11 (Investor Class). The expense ratio for the Institutional Class is based on estimated expenses for the current fiscal year.

TOP TEN EQUITY HOLDINGS

1	Microsoft Corp.	6.6%	6	Lockheed Martin Corp.	4.8%
2	Target Corp.	5.7%	7	Exxon Mobil Corp.	4.8%
3	Zimmer Holdings, Inc.	5.1%	8	Morgan Stanley	4.6%
4	Walgreen Co.	5.1%	9	Johnson & Johnson	4.4%
5	Dell Inc.	5.0%	10	Omnicom Group Inc.	4.3%

+The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

*Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees and reimburse expenses in order to limit Ariel Focus Fund’s total annual operating expenses to 1.25% of net assets for the Investor Class and 1.00% of net assets for the Institutional Class through the end of the fiscal year ending September 30, 2013.

Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 1000® Value Index measures the performance of large-cap value companies with lower price-to-book ratios and lower expected growth values. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

arielinvestments.com	10	800.292.7435

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel Discovery Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: I am pleased to report an outstanding quarter for Ariel Discovery Fund (Investor Class). Our return of +2.89% provided outperformance of +5.90 percentage points over the Russell 2000 Value Index. Year-to-date, Ariel Discovery Fund (Investor Class) has returned +14.54%, as compared to +8.23% for the Russell 2000 Value. And, for one-year, our return was +8.98% vs. -1.44% for the benchmark, putting it in the top 1% of the small-cap value fund categories according to both Morningstar and Lipper1. Finally, since-inception returns are now positive and ahead of the Russell benchmark.

Ariel Discovery Fund Results Ended June 30, 2012
	2Q12	YTD	1 Year	Since 01/31/11 Inception
Ariel Discovery Fund	+2.89%	+14.54%	+8.98%	+2.26%
Russell 2000 Value Index	–3.01%	+8.23%	–1.44%	+1.57%
S&P 500 Index	–2.75%	+9.49%	+5.45%	+6.44%

Top performers during the quarter were Market Leader, Inc. (LEDR), which gained +38.80%, Rosetta Stone Inc. (RST), returning +34.11%, and Landec Corp. (LNDC), up +31.09%. On the downside were RadioShack Corp. (RSH), down -36.62%, Mitcham Industries, Inc. (MIND), losing -24.44%, and Callaway Golf Co. (ELY), which fell -12.41%.

Year-to-date, our biggest winners were AV Homes, Inc. (AVHI), up +103.06%; Market Leader, which gained +84.73%; and Rosetta Stone, which returned +81.39%. RadioShack has been our greatest disappointment, falling by -58.64%. Orion Energy Systems, Inc. (OESX) lost -25.42%, and Mitcham Industries dropped -22.30%.

The Science and Art of Managing a Deep Value Fund
In past letters we have talked about the philosophy behind our deep value strategy, about the characteristics we seek, and have given numerous examples of companies we find attractive. With 10 years of focus on deep value investing in very small stocks, and with more than three of those at Ariel, this is a good time to expand on how our process has evolved. And, more to the point, we will describe how this disciplined application of a robust strategy has led to an outstanding result since we started Ariel Discovery Fund on January 31, 2011 and why we are optimistic about the future of the fund.

1
Morningstar, Inc. and Lipper, Inc. are nationally recognized organizations that report performance and calculate rankings for mutual funds based on total returns. For the period ended June 30, 2012, the Morningstar rankings of Ariel Discovery Fund for the one-year and since inception (01/31/11) periods were in the 1st percentile (3 out of 359 funds) and 34th percentile (114 out of 331 funds), respectively, among Small Value Funds. For the period ended June 30, 2012, the Lipper rankings of Ariel Discovery Fund for the one-year and since inception (01/31/11) periods were in the 1st percentile (1 out of 328 funds) and 33rd percentile (100 out of 305 funds), respectively, among small-cap value funds.

11

As long-time readers know, our approach is grounded in the philosophies of Benjamin Graham and David Dodd. The search for a “margin of safety”2 is central to every decision we make in the Ariel deep value portfolios. While we cannot eliminate risk, our goal is to buy stocks at prices that help mitigate risk by being at large discounts to our estimates of fair value. With this concept in mind, our investment process consists of the following steps:

❖	Identification of ideas
❖	Evaluation of corporate governance profile and insider ownership
❖	Determination of optimal valuation approach
❖	In-depth, bottom-up fundamental analysis
❖	Decision to buy, monitor or avoid
❖	Portfolio management – valuation-based position sizing and adjustment

While the core philosophy and strategy has been the same over time, the implementation has benefitted greatly from my move to Ariel Investments in 2009. Along with Portfolio Manager Ken Kuhrt, our research team has the talent and drive to do deeper research on a wider list of companies than I was able to do on my own. All final portfolio decisions are in my hands – a factor I believe is vital to making the contrarian decisions necessary to succeed in small- and micro-cap deep value investing. Regardless, I rely heavily on Ken’s expertise and judgment along with the dedication of a talented and increasingly deep analyst team to make informed decisions on a daily basis. It has become a truly collaborative effort, as described below:

1.	Identification of ideas

We write often about the inefficiencies in the world of very small stocks, which leads to frequent dislocations in share prices. Our best tool to unearth these opportunities is to run frequent screens incorporating a variety of value parameters. As deep value investors, we look primarily for stocks which meet the following criteria:

❖	Market capitalization below $2 billion
❖	Low price-to-book ratio – usually well below 2x
❖	Strong balance sheet with a preference for excess cash

Ideas can also come from: our analysts’ industry knowledge, sell-side analysts, investor conferences, portfolio company management and competition, or our extensive reading. In all cases, we seek the same criteria.

2.	Evaluation of corporate governance profile and insider ownership

After identifying a potentially attractive idea, we delve into this area before doing any valuation work. We seek the following to ensure that company leadership’s incentives are aligned with ours as shareholders:

❖	Significant and widespread share ownership
❖	Modest salaries
❖	Modest board compensation, skewed toward stock over cash
❖	Incentive pay plans rewarding excellent long-term performance
❖	Talented, independent directors with diverse backgrounds and experiences

We look to avoid companies with excessive pay packages and management perks, significant conflicts of interest, and in most cases multiple family members among management and/or directors. If we are not comfortable that management and directors are likely to work in the best interest of shareholders, we may eliminate an otherwise attractive opportunity. And, as we get to know a company over time, we carefully listen to management and observe their actions.

3.	Determination of optimal valuation approach

This is where Ken and I begin to work closely together on an idea, and also bring in the Ariel research analyst who specializes in the industry. Since investors are prone to put stocks into familiar “boxes”, we believe they frequently look at small-cap companies in the wrong way—often applying valuation tools which fail to capture the true value of the company. We think we have built a distinct competitive advantage in our willingness and ability to take a step back, assess a given company,  and think “outside the box” about how it should be valued. The methods we employ include:

2
Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.

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❖	Asset value
❖	Earnings power
❖	Combination/sum-of-the-parts

4.	In-depth, fundamental analysis

Next we take the necessary steps to assess the company’s intrinsic value. Ariel analysts work to come up not only with an estimate of fair value, but also a range of values under different scenarios. Since calculating the value of small companies is inherently imprecise, we ideally want to invest in companies where our “bear case” scenario still provides upside to our entry price. We want to be conservative in our assumptions, and look for opportunities for what we believe will be “free options” – that is, potential good news that is not priced in by the market but which could lift the stock price. This could be improved results, successful new products, or other unanticipated transformative events.

We spend most of our time reading SEC filings, evaluating financial statements, talking and meeting with company management teams, studying sell-side and industry reports, and building valuation models. We also use Ariel’s deep network of independent contacts to provide insight into our companies’ industries. This collaborative approach augments my ability to effectively manage this deep value small-cap strategy.

5.	Decision to buy, monitor or avoid

We typically look for stocks trading at 40% or more below our fair value estimate, although again we think as much or more about a range of values and downside protection as we do about a single point value estimate. Often we will monitor a stock waiting for a better entry point. Or we may decide to do further research to gain more clarity about a company’s long-term prospects before deciding to buy.

6.	Portfolio management

We expect to own between 30 and 40 companies – enough to have diversification but also few enough to clearly understand the risks and rewards of each and every company we own. Importantly, we attempt to control risk at the individual stock level by purchasing at a point where we perceive a “margin of safety” and reducing position size as that margin diminishes. We size our positions by using a combination of discount to estimated fair value and conviction level. Ken and I regularly challenge each other to defend position sizes, as large holdings (i.e. above 4%) should be those where both the discounts and our convictions are both very high. The inefficiencies in our world often provide opportunities to trade around long-term positions, taking advantage of both enthusiasm and pessimism to scale back or add to stocks we own for the long-term.

Managing a deep value portfolio truly is a combination of science and art. Having a disciplined, analytical approach to company valuation and portfolio construction is the science. Relying on a talented and dedicated team of “research scientists,” I can step back and view the canvas as a whole. Looking past the standard answer and avoiding dependence on the conventional wisdom, Ken and I can assess the proper path and lead the team in that direction. Our long-term and recent results give us confidence that we continue to head in the right direction for our investors.

Portfolio Comings and Goings

There were no additions or deletions during the quarter, although we did begin to sell out of Tecumseh Products Co. (TECUA) late in the quarter and finished the sale early in July. Despite a very low price-to-book, we eliminated this holding as its balance sheet was no longer cash-rich and we saw no evidence of a turn in its business prospects. Fortunately, this was always one of our smaller positions – as we clearly turned out to be wrong.

As always, we appreciate the opportunity to serve you and welcome any questions or comments you might have. You can also contact us directly at email@arielinvestments.com.

13

Ariel Discovery Fund Performance Summary	Inception: January 31, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation and searches for a margin of safety1 by investing in small companies trading at significant discounts to their instrinsic values.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2012
	2nd Quarter	1 Year	Life of Fund
Ariel Discovery Fund
Investor Class	+2.89%	+8.98%	+2.26%
Institutional Class+	+2.89%	+9.19%	+2.40%
Russell 2000® Value Index	-3.01%	-1.44%	+1.57%
S&P 500® Index	-2.75%	+5.45%	+6.44%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
		Russell
	Ariel	2000	S&P
	Discovery	Value	500
	Fund †	Index	Index

Technology	21.83	11.40	17.58

Financial services	21.36	35.76	15.62

Consumer discretionary	18.09	12.05	12.85

Producer durables	12.99	13.01	10.94

Materials & processing	11.35	6.85	3.74

Energy	9.77	5.82	10.81

Health care	4.61	5.09	11.82

Consumer staples	0.00	2.34	9.82

Utilities	0.00	7.67	6.83

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

Expense Ratio*	Investor Class	Institutional Class
Net	1.50%	1.25%
Gross	6.75%	6.50%
As of 9/30/11 (Investor Class). The expense ratio for the Institutional Class is based on estimated expenses for the current fiscal year.

TOP TEN EQUITY HOLDINGS

1	Market Leader, Inc.	6.1%	6	PCTEL, Inc.	4.2%
2	Pervasive Software Inc.	5.1%	7	International Speedway Corp.	3.9%
3	Mitcham Industries, Inc.	4.7%	8	Madison Square Garden Co.	3.8%
4	First American Financial Corp.	4.5%	9	Team, Inc.	3.6%
5	Contango Oil & Gas Co.	4.5%	10	Vical Inc.	3.1%

+ The inception date for the Institutional Class shares is December 30, 2011. Performance information for the Institutional Class prior to that date reflects the actual Performance of the Fund’s Investor Class (and uses the actual expenses of the Fund’s Investor Class, for such period of time), without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses, which are primarily differences in distribution and service fees.

1 Attempting to purchase with a margin of safety on price cannot protect investors from the volatility associated with stocks, incorrect assumptions or estimations on our part, declining fundamentals or external forces.
* Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Discovery Fund’s total annual operating expenses to 1.50% of net assets for the Investor Class and 1.25% for the Institutional Class through the end of the fiscal year ending September 30, 2014.
Notes: The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® is a broad market-weighted index dominated by blue-chip stocks. All indexes are unmanaged, and an investor cannot invest directly in an index.

arielinvestments.com	14	800.292.7435

Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end for Ariel International Equity Fund and Ariel Global Equity Fund may be obtained by visiting arielinvestments.com.

Dear Fellow Shareholder: The second quarter was an extraordinarily volatile period for foreign stocks, with a small loss in April, a sharp fall in May, and a rebound in June. The ongoing European sovereign debt and banking crisis plus fears of a European—and global—recession were the obvious culprits. Ariel International Equity Fund (Investor Class) underperformed for the quarter, falling -11.41%, which lagged the MSCI EAFE Index’s -6.85% drop. Ariel Global Equity Fund (Investor Class) slipped -8.94%, while the MSCI ACWI Index fell -5.36%  for the quarter.

Needle in a Haystack
The last decade saw the rebirth of emerging markets. Having suffered financial and governance crises in prior decades, many countries in Latin America, Eastern Europe and Southeast Asia finally found their footing in the global economy. Coaxed or coerced by the IMF, many had put in institutional frameworks and policies to spur stability and growth. That painful journey ultimately led to a better destination. The insatiable demand from China for basic resources and the Western world for cheap goods and services lit the fuse under many emerging market economies, creating millions of jobs for citizens and substantial wealth for investors.

The MSCI Emerging Markets Index compounded at +10.2% annually while its developed markets counterpart, the MSCI EAFE Index only rose +2.0% from 2000 through 2010. With that spectacular outperformance came higher valuations (and risk) that made fresh investment opportunities harder to find or justify. But at Ariel, we are not the type to give up. We believe it’s our obligation to our clients to leave no stone unturned in the quest for investment ideas wherever they may be found. In this spirit of “seek and ye shall find” one such compelling idea made its way into our portfolio: China Mobile Ltd.

Many salivate at the mammoth opportunity presented by a 1.3 billion strong population in China. Yet few companies succeed in selling to even a fraction of this base. China Mobile is uniquely positioned as it boasts a whopping 683 million subscriber base in the country. It’s the only player in the wireless industry to have a nationwide network—a barrier to entry not unlike the Great Wall of China!

Having counted half the country as its customers, it marches on with its quest to secure the remaining half by assiduously investing in its network quality and coverage. It overcame its home-grown technology network disadvantage by cleverly filling weak data coverage areas with Wi-Fi capability. Its sheer scale and reach allows it to delight customers with an average low monthly price in the $10 range. Indeed, such bill minimization partly comes from astute minimalism—no expense is incurred in billing or collecting payments as customers prepay or top up in cash for most services at their thousands of retail locations.

Competition has caused some erosion of EBITDA margins, but it still remains a compelling 46%. While we have conservatively modeled in continued erosion, in our view absolute profit growth is still likely due to compelling revenue growth. Roughly 400 million Chinese do not have any type of mobile phone, and smartphone penetration remains very low. As consumers upgrade to better quality handsets, they tend to use more applications and consume more data, creating up-sell and cross-sell revenue opportunities for carriers such as China Mobile.

Interestingly, we not only like China Mobile for what it has done, but also what it has not done. When many of its peers in the industry spent billions on expensive acquisitions or subsidizing handsets in the hope of making money, China Mobile stayed focused on organic and unsubsidized growth, which is the most lucrative form of growth for investors. Return on invested capital (ROIC) is a high 32%, and while it will likely diminish as more investments are needed to upgrade to next generation networks, it should still rank as one of the highest return businesses in emerging markets.

Because the company’s heady growth days are behind it, investors have shunned the stock. From 2009 through 2011, the stock de-rated and materially underperformed its emerging markets benchmark. What investors fail to appreciate is that while “heady” growth might be over, we believe “steady” growth probably lies ahead. And, because steady is not as exciting as heady, the market only asks us to pay a 10x forward earnings multiple on a stock that sports a 4% dividend yield supported by a rock-solid balance sheet. As such, China Mobile has found its rightful place in your “slow and steady” portfolios.

On a more personal note, may we say that we delight in our quest for such undervalued blue chips on your behalf, wherever they may be in the world! We hope you keep giving us the mandate to search (and find) similar opportunities for years to come.

As always, we appreciate the opportunity to serve  you and welcome any questions or comments you  might have. You can also contact us directly at  email@arielinvestments.com.

arielinvestments.com	16	800.292.7435

Ariel International Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies outside the U.S. in developed international markets.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2012
	2nd Quarter	Life of Fund
Ariel International Equity Fund
Investor Class	–11.41%	–6.80%
Institutional Class	–11.31%	–6.70%
MSCI EAFE® Index	–6.85%	+3.38%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel
	International	MSCI
	Equity	EAFE
	Fund†	Index

Financials	23.30	22.60

Information technology	18.33	4.50

Consumer staples	16.60	11.91

Health care	8.92	10.12

Telecommunication services	8.79	5.63

Industrials	8.63	12.48

Consumer discretionary	8.00	10.57

Utilities	3.95	4.24

Energy	3.48	8.36

Materials	0.00	9.60

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

Japan	23.99

U.K.	15.91

Switzerland	14.02

Germany	7.38

Spain	7.12

France	6.12

Netherlands	4.99

Ireland	4.36

Canada	4.09

Italy	3.81

Finland	3.46

Belgium	2.17

Norway	0.93

U.S.	0.64

China	0.64

Australia	0.28

TOP TEN HOLDINGS
1	Roche Holding AG	5.1%
2	Tesco plc	4.9%
3	Deutsche Boerse AG	4.3%
4	Vanguard MSCI EAFE ETF	4.1%
5	NTT DOCOMO, Inc.	4.0%
6	Koninklijke Ahold NV	3.9%
7	Ryanair Holdings plc ADR	3.4%
8	Nestle SA	3.3%
9	Nintendo Co., Ltd	3.2%
10	Indra Sistemas SA	3.1%

For the purpose of determining the Fund’s top ten, securities of the same issuer are aggregated.

Expense Ratio*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	2.49%	2.24%

*Based on estimated expenses for the current year. Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel International Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI EAFE® Index is an unmanaged, market weighted index of companies in developed markets, excluding the U.S. and Canada.

17

Ariel Global Equity Fund Performance Summary	Inception: December 30, 2011

ABOUT THE FUND
The Fund pursues long-term capital appreciation by investing primarily in companies both within and outside the U.S., in countries with developed or emerging markets.

AVERAGE ANNUAL TOTAL RETURNS as of June 30, 2012
	2nd Quarter	Life of Fund
Ariel Global Equity Fund
Investor Class	–8.94%	–4.20%
Institutional Class	–8.93%	–4.10%
MSCI AC World IndexSM	–5.36%	+6.01%
Performance data quoted represents past performance and does not guarantee future results. All performance assumes the reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To access performance data current to the most recent month-end, visit arielinvestments.com.

COMPOSITION OF EQUITY HOLDINGS (%)
	Ariel
	Global	MSCI
	Equity	AC World
	Fund †	Index

Information technology	22.91	12.75

Health care	20.38	9.48

Financials	17.43	19.37

Consumer staples	12.93	10.73

Industrials	8.22	10.42

Consumer discretionary	6.59	10.44

Telecommunication services	6.28	4.71

Energy	3.06	10.84

Utilities	2.20	3.79

Materials	0.00	7.47

†	Sector weightings are calculated based on equity holdings in the Fund and exclude cash in order to make a relevant comparison to the indexes.

COUNTRY WEIGHTINGS (%)

U.S.	28.48

Japan	16.97

U.K.	12.22

Switzerland	9.46

France	5.17

Spain	4.85

Germany	4.30

Finland	3.63

Netherlands	3.32

Italy	3.05

Ireland	2.72

Canada	2.51

Belgium	1.94

Czech Republic	0.64

Norway	0.41

Australia	0.33

TOP TEN HOLDINGS
1	Roche Holding AG	5.0%
2	Johnson & Johnson	4.9%
3	Tesco plc	4.8%
4	Deutsche Boerse AG	3.5%
5	NTT DOCOMO, Inc.	3.1%
6	Nokia Corp.	3.0%
7	Bouygues SA	2.9%
8	Koninklijke Ahold NV	2.8%
9	Quest Diagnostics Inc.	2.8%
10	Gilead Sciences, Inc.	2.7%
For the purpose of determining the Fund’s top ten, securities of the same issuer are aggregated.

Expense Ratio*	Investor Class	Institutional Class
Net	1.40%	1.15%
Gross	2.49%	2.24%

*Based on estimated expenses for the current year. Ariel Investments, LLC, the Adviser, is contractually obligated to waive fees or reimburse expenses in order to limit Ariel Global Equity Fund’s total annual operating expenses to 1.40% of net assets for the Investor Class, and 1.15% of net assets for the Institutional Class, through the end of the fiscal year ending September 30, 2015.
Notes: The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. MSCI ACWI (All Country World Index) IndexSM is an unmanaged, market weighted index of global developed and emerging markets.

arielinvestments.com	18	800.292.7435

Founded in 1984 in Michael Dell’s University of Texas dorm room, Dell Inc. has grown into a leading global supplier of personal computers. For much of its history, the company differentiated itself with its unique, direct-to-consumer business model, which resulted in highly customized products, substantially lower inventory levels and impressive free cash flow characteristics. Today, that competitive advantage has largely been competed away and investors have grown fearful that a new onslaught of mobile form factors represent the demise of Dell’s business. Yet, we see several reasons why this view is overly pessimistic, including the upcoming launch of Windows 8, an evolution towards enterprise solutions and the leadership of Michael Dell.

The PC is Alive and Well
The trend in computing today is towards increasing mobility. Mobile phones and tablets are no longer peripheral luxuries, but rather integral pieces to an always-on computing experience for both consumers and businesses alike. Apple, in particular, has been on the forefront of this movement, forcing its competitors to either innovate or lose share. With approximately 70% of revenues tied to personal computers, Dell has been viewed as particularly exposed to this disruptive innovation. However, whereas Apple has made tremendous inroads with the consumer, enterprises have been slow to switch, choosing instead to exercise patience for more compatible and secure Windows 8 based mobility products due out this fall. As a top global supplier of Windows-based PCs, Dell is well positioned to win where it matters most, the enterprise.

An Enterprise Makeover
Perhaps the most underappreciated piece of the Dell story has been its relatively recent transformation towards enterprise solutions and services. While investors have focused on its PC business, the company has built an enterprise solutions business that today generates approximately 30% of revenues and 50% of operating profits. Importantly, Dell has carved out its own niche by forming sticky relationships with small and medium businesses and public clients. As the mix evolves towards more solutions and services, the future for Dell looks bright.

The Return of Michael Dell
Michael Dell’s tenure at Dell has been characterized by rare foresight. When he first founded the company, he saw that selling direct to the consumer would revolutionize the PC industry. When he returned to the company again in 2007, he quickly began to shift the business towards faster growing and more profitable enterprise solutions and services. Since then, operating margins have increased nearly 2%, earnings power has increased 65% and the company has accumulated a net cash balance of over $5 per share. While the evolution continues, we take comfort that a best-in-class leader is at the helm.

A Bargain Price
We view this period of transition for Dell as a tremendous buying opportunity. The drop comes amidst the company’s shift from PC specialist to service and hardware provider. In our view, the current stock price assigns a low value to the enterprise solutions business, and almost no value to the PC business. As of June 30, 2012, shares traded at $12.52, a 42% discount to our estimate of intrinsic value.

19

International Speedway Corp. is the dominant motorsports entertainment company, operating 13 of the nation’s best known racetracks, such as Daytona International Speedway and Talladega Superspeedway. The company’s tracks feature more than 1 million grandstand seats and 530 premium suites, hosting millions of racing fans and more than one thousand events every year. Of the 36 races in NASCAR’s premier Sprint Cup Series, 21 are run on International Speedway’s tracks, including the Super Bowl of stock car racing, the Daytona 500. Founded in 1953 by Bill France, International Speedway is still controlled by the France family, who also owns NASCAR. This relationship ensures that the sanctioning body is working to strengthen the sport and the racetracks, so that the fans – and investors – win.
A Devoted Fan Base
Stock car racing has hit a rough patch over the last seven years, as persistent unemployment and high gas prices have taken their toll on attendance. Since many fans travel hundreds of miles to attend a race, and spend a lot of money to see their favorite drivers on the track, economic weakness directly impacts attendance. Once the economy recovers, we believe fans will return to the stands. Compounding the economic challenges, NASCAR made several missteps just before the recession as it sought to improve safety following the 2001 death of legendary driver Dale Earnhardt, Sr. In response to declining attendance and weak ratings, NASCAR has since reversed several earlier decisions and acknowledged that they had inadvertently taken some excitement out of the races. In spite of these challenges, NASCAR remains the second-most watched sport in the country, with a highly devoted fan base.

Ready for Primetime
Investors are currently focused on the prospects for NASCAR’s next broadcast contract, which represents 45% of International Speedway’s revenue. The last  contract, which was signed in 2005, expires in 2014 and some analysts have pointed at lower ratings as a sign of negotiating weakness for NASCAR. Looking at recent broadcast deals for the NFL and many MLB teams, we believe the market for premier live sports content is stronger than ever. As digital video recorder penetration increases, media networks are focused on acquiring live content that can deliver viewers. This year’s Daytona 500 – broadcast in primetime on a Monday due to rain during the originally scheduled Sunday timeslot – demonstrated that NASCAR can succeed in primetime, as the race had the second-highest ratings of any NASCAR race in history. Although a deal isn’t expected until the end of next year, we see significant upside to current expectations.

Exploiting New Assets
Earlier this year, the Hollywood Casino at Kansas Speedway opened as a joint venture between International Speedway and Penn National Gaming. The casino, which overlooks turn 2 of the Kansas Speedway, highlights the valuable land International Speedway owns surrounding its tracks, and the added revenues that can come from exploiting these assets. Although we are not expecting another casino in the near future, the company has explored other possibilities near the Daytona International Speedway and we believe other long-term opportunities will be considered.

A Bargain Price
At current levels, we believe investors are anticipating an overly pessimistic outcome for the broadcast contract renewal, and little or no improvement in trends at NASCAR. We are confident that NASCAR’s strong fan base and International Speedway’s unique portfolio of tracks will prove to be a valuable combination. As of June 30, 2012, International Speedway was trading at $26.18, a 41% discount to our PMV of $44.55.

arielinvestments.com	20	800.292.7435

Market Leader is an integrated software provider for real estate professionals. Founded in 1999 as a lead generation service for real estate professionals, the company has focused on providing end-to-end market and customer relationship management solutions. The company’s comprehensive platform helps real estate brokers and agents attract new prospects, convert those prospects into clients, and manage their relationship with clients from first contact to final sale. The company’s ActiveRain website is the leading social network for real estate professionals, with more  than 200,000 members. RealEstate.com, which Market Leader acquired in September 2011 in a deal Domains.com described as “the buy of the century”, provides the company with a valuable source of sales leads for clients.

Expanded Service and Reach
Market Leader has signed a series of deals, which provide stable and consistent payments for the next four years. And even more importantly, significant upside exists as users upgrade to the premium service. In January 2011, the company signed a deal with Keller Williams, the second largest residential realty franchise in the United States with more than 80,000 agents, to provide them with a fully-integrated platform through which they can manage all of their daily activities. In March 2012, the company announced a similar deal with Century21, making Market Leader’s platform available to an additional 60,000 agents. Soon after, a third deal was announced, bringing Market Leader’s software to 7,000 more agents. These deals are votes of confidence in Market Leader’s product from some of the largest customers in the industry.

The Bloomberg of Real Estate
Five years into the real estate downturn, the industry continues to be challenged. And yet, Market Leader’s management team has taken advantage of this environment to develop new products and transition from a lead-generation company to an industry-leading software-as-a-service platform. CEO Ian Morris, who is a top shareholder with 7% of shares outstanding, is focused on building the company into “the Bloomberg of real estate.” He has the support of an impressive board of directors, including two software industry veterans who each own more than 5% of shares outstanding. Several strategic acquisitions have helped the company bolster its product offering and solidified its market position. As such, Market Leader is on track to generate positive EBITDA in 2012 for the first time since 2005, without significant improvements in the housing market. Market Leader is well positioned for growth when the existing home sales return to normalized levels, home prices grow, and realtors start to spend more on their businesses.

A Bargain Price
When we initiated our position in Market Leader, it was trading at a modest premium to its cash balance, which we perceived as very attractive downside protection. Based on the developments in the business since then, our estimates of its value have more than doubled. As of June 30, 2012, the stock was trading at $5.08, more than 40% below our estimate of intrinsic value.

21

In our international and global portfolios, we recently made a large investment in Toyota Motors, a 75-year old company whose best days, in our opinion, are still ahead. While it is not a play on Cloud Computing or China or the iPhone, it is a multi-billion dollar business that has delighted customers globally with its well-engineered and reliable, low-cost products.

Allow us to share our views that drive our investment thesis:
❖ It does not manufacture in China, yet ranks among the lowest cost producers of its products in the world
❖ It does not charge the highest prices, yet delivers the best quality in each of its product segments
❖ It leads in next generation technologies in its industry and is usually the first to commercially deploy them
❖ Hundreds of books have been published on its business model, yet no company has replicated its recipe to secure sustainable competitive advantages
❖ It is dominant in its home market and even more successful overseas, with 50% of revenues stemming from exports
❖ It has one of the strongest balance sheets in its sector

A Perfect Storm
How can such a terrific franchise also be a terrific investment bargain? A perfect storm erupted for Toyota and the stock fell more than -50%. Not only did the industry undergo a severe downturn, but its manufacturing facilities suffered from natural catastrophes, creating cost, quality and supply chain problems. Like any astute leadership team, management took advantage of the crisis and engaged in deeper soul searching to uncover underlying problems hidden by past success. One key problem was that the company had become too focused on production targets, instead of on the changing priorities and tastes of consumers.

A Bold Move Forward
While Toyota has always prided itself on making small but continuous improvements, it made a bold move to fundamentally overhaul its organizational structure, manufacturing base and product lineup. Design engineers were given equality of status alongside production engineers. Sales and distribution channels received a direct voice to Design Teams. This 360 degree feedback loop ensures that products are designed, engineered and produced to ‘wow’ the consumer on cost and efficiency, as well as on aesthetics and feel.

With industry sales recovering, the company’s sales have stabilized, profits have improved and cash-flow generation has increased dramatically. Yet, the stock remains undervalued due to headwinds from currency appreciation. We take solace in the fact that the company has a proven track record of pioneering manufacturing practices, which deliver ongoing improvement in efficiency. There is no reason to believe Toyota Motors won’t overcome this currency headwind in the future, just as they have in the past, by reducing costs, improving productivity and increasing their overseas production ratio. Its engineering knowhow and manufacturing prowess has allowed it to offer low-priced, entry-level cars (Corolla & Camry) to next generation technology hybrid cars (Prius) to high-end, luxury models (Lexus). The CEO, Akio Toyoda, personally test-drives each car model and recommends design and feature changes. In our judgment, he is the right person to lead a company that needs to master the soft parts of the car (design, soul, feel) as it has the hard ones (reliability, fuel efficiency and value engineering).

arielinvestments.com	22	800.292.7435

Ariel Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/12	Low	High	2010 Actual Calendar	2011 Actual Calendar	2012 Estimated Calendar	2010 Actual P/E	2011 Actual P/E	2012 Estimated P/E	Market Cap. ($MM)
Symmetry Medical Inc.	SMA	8.58	6.41	10.09	0.47	0.35	0.66	18.3	24.5	13.0	315
International Speedway Corp.	ISCA	26.18	20.08	30.90	1.32	1.54	1.54	19.8	17.0	17.0	684
Interface, Inc.	IFSIA	13.63	9.75	20.48	0.62	0.66	0.87	22.0	20.7	15.7	899
Contango Oil & Gas Co.	MCF	59.20	51.00	69.75	3.02	4.41	3.70	19.6	13.4	16.0	909
Meredith Corp.	MDP	31.94	21.10	35.00	2.72	2.83	2.86	11.7	11.3	11.2	1,153
Littelfuse, Inc.	LFUS	56.89	36.65	64.99	3.71	4.21	4.16	15.3	13.5	13.7	1,320
Brady Corp.	BRC	27.51	24.44	34.94	2.26	2.54	2.60	12.2	10.8	10.6	1,349
Simpson Manufacturing Co., Inc.	SSD	29.51	23.43	35.23	1.03	1.17	1.28	28.7	25.2	23.1	1,426
Fair Isaac Corp.	FICO	42.28	20.05	45.00	1.57	2.15	2.76	26.9	19.7	15.3	1,450
Janus Capital Group Inc.	JNS	7.82	5.36	10.13	0.91	0.85	0.75	8.6	9.2	10.4	1,474
Charles River Laboratories Intl Inc.	CRL	32.76	25.52	42.20	1.99	2.56	2.67	16.5	12.8	12.3	1,605
First American Financial Corp.	FAF	16.96	10.51	17.91	1.27	0.90	1.44	13.4	18.8	11.8	1,800
DeVry Inc.	DV	30.97	26.13	66.85	4.28	4.07	3.10	7.2	7.6	10.0	2,028
Sotheby’s	BID	33.36	25.00	48.90	2.46	2.40	2.23	13.6	13.9	15.0	2,260
Bio-Rad Laboratories, Inc.	BIO	100.01	84.02	122.39	6.56	7.19	6.65	15.2	13.9	15.0	2,312
Madison Square Garden Co.	MSG	37.44	21.12	38.90	1.20	1.23	1.57	31.2	30.4	23.8	2,321
Washington Post Co.	WPO	373.82	308.50	430.86	34.26	15.23	18.51	10.9	24.5	20.2	2,388
City National Corp.	CYN	48.58	35.07	55.74	2.36	3.26	3.55	20.6	14.9	13.7	2,589
KKR & Co. L.P.	KKR	12.89	8.95	16.70	2.83	0.73	2.05	4.6	17.7	6.3	2,995
Jones Lang LaSalle Inc.	JLL	70.37	46.01	99.89	3.96	4.99	6.12	17.8	14.1	11.5	3,078
Lazard Ltd	LAZ	25.99	19.04	37.99	2.06	1.68	1.30	12.6	15.5	20.0	3,199
IDEX Corp.	IEX	38.98	29.29	47.28	2.16	2.76	2.81	18.0	14.1	13.9	3,275
Dun & Bradstreet Corp.	DNB	71.17	58.50	86.52	5.20	5.60	6.41	13.7	12.7	11.1	3,406
Gannett Co., Inc.	GCI	14.73	8.28	16.26	2.53	2.23	2.31	5.8	6.6	6.4	3,461
Snap-on Inc.	SNA	62.25	41.74	64.48	3.19	4.71	5.11	19.5	13.2	12.2	3,617
International Game Technology	IGT	15.75	13.12	19.15	0.94	1.07	1.18	16.8	14.7	13.3	4,649
Interpublic Group of Cos., Inc.	IPG	10.85	6.73	12.91	0.47	0.77	0.90	23.1	14.1	12.1	4,807
Mohawk Industries, Inc.	MHK	69.83	39.93	75.44	3.39	3.49	4.78	20.6	20.0	14.6	4,816
Newell Rubbermaid Inc.	NWL	18.14	10.87	19.49	1.50	1.64	1.67	12.1	11.1	10.9	5,284
CBRE Group, Inc.	CBG	16.36	12.30	26.29	0.80	1.11	1.38	20.5	14.7	11.9	5,367
Royal Caribbean Cruises Ltd.	RCL	26.03	18.70	39.43	2.43	2.80	2.18	10.7	9.3	11.9	5,671
Hospira, Inc.	HSP	34.98	26.92	57.12	3.30	3.07	2.25	10.6	11.4	15.5	5,777
McCormick & Co., Inc.	MKC	60.65	43.36	60.65	2.77	2.84	3.06	21.9	21.4	19.8	7,284
J.M. Smucker Co.	SJM	75.52	66.43	81.97	5.17	5.21	5.59	14.6	14.5	13.5	8,340
Nordstrom, Inc.	JWN	49.69	37.28	57.75	2.75	3.14	3.43	18.1	15.8	14.5	10,336
Stanley Black & Decker, Inc.	SWK	64.36	47.07	81.90	3.77	4.22	5.82	17.1	15.3	11.1	10,999
Zimmer Holdings, Inc.	ZMH	64.36	47.00	66.41	4.58	5.07	5.50	14.1	12.7	11.7	11,336

Note: Holdings are as of June 30, 2012. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2012. P/E ratios are based on earnings stated and June 30, 2012 stock price.

Ariel Appreciation Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/12	Low	High	2010 Actual Calendar	2011 Actual Calendar	2012 Estimated Calendar	2010 Actual P/E	2011 Actual P/E	2012 Estimated P/E	Market Cap. ($MM)
Janus Capital Group Inc.	JNS	7.82	5.36	10.13	0.91	0.85	0.75	8.6	9.2	10.4	1,474
First American Financial Corp.	FAF	16.96	10.51	17.91	1.27	0.90	1.44	13.4	18.8	11.8	1,800
DeVry Inc.	DV	30.97	26.13	66.85	4.28	4.07	3.10	7.2	7.6	10.0	2,028
Sotheby’s	BID	33.36	25.00	48.90	2.46	2.40	2.23	13.6	13.9	15.0	2,260
Bio-Rad Laboratories, Inc.	BIO	100.01	84.02	122.39	6.56	7.19	6.65	15.2	13.9	15.0	2,312
Madison Square Garden Co.	MSG	37.44	21.12	38.90	1.20	1.23	1.57	31.2	30.4	23.8	2,321
City National Corp.	CYN	48.58	35.07	55.74	2.36	3.26	3.55	20.6	14.9	13.7	2,589
KKR & Co. L.P.	KKR	12.89	8.95	16.70	2.83	0.73	2.05	4.6	17.7	6.3	2,995
Jones Lang LaSalle Inc.	JLL	70.37	46.01	99.89	3.96	4.99	6.12	17.8	14.1	11.5	3,078
Lazard Ltd	LAZ	25.99	19.04	37.99	2.06	1.68	1.30	12.6	15.5	20.0	3,199
Gannett Co., Inc.	GCI	14.73	8.28	16.26	2.53	2.23	2.31	5.8	6.6	6.4	3,461
Snap-on Inc.	SNA	62.25	41.74	64.48	3.19	4.71	5.11	19.5	13.2	12.2	3,617
Apollo Group, Inc.	APOL	36.19	30.93	58.29	5.21	4.47	3.53	6.9	8.1	10.3	4,086
International Game Technology	IGT	15.75	13.12	19.15	0.94	1.07	1.18	16.8	14.7	13.3	4,649
Interpublic Group of Cos., Inc.	IPG	10.85	6.73	12.91	0.47	0.77	0.90	23.1	14.1	12.1	4,807
Mohawk Industries, Inc.	MHK	69.83	39.93	75.44	3.39	3.49	4.78	20.6	20.0	14.6	4,816
Newell Rubbermaid Inc.	NWL	18.14	10.87	19.49	1.50	1.64	1.67	12.1	11.1	10.9	5,284
Blackstone Group L.P.	BX	13.07	10.51	17.78	1.26	1.24	1.35	10.4	10.5	9.7	5,362
CBRE Group, Inc.	CBG	16.36	12.30	26.29	0.80	1.11	1.38	20.5	14.7	11.9	5,367
Hospira, Inc.	HSP	34.98	26.92	57.12	3.30	3.07	2.25	10.6	11.4	15.5	5,777
Tiffany & Co.	TIF	52.95	49.72	84.49	2.87	3.40	3.70	18.4	15.6	14.3	6,710
J.M. Smucker Co.	SJM	75.52	66.43	81.97	5.17	5.21	5.59	14.6	14.5	13.5	8,340
Western Union Co.	WU	16.84	14.55	20.54	1.49	1.67	1.87	11.3	10.1	9.0	10,322
Nordstrom, Inc.	JWN	49.69	37.28	57.75	2.75	3.14	3.43	18.1	15.8	14.5	10,336
Stanley Black & Decker, Inc.	SWK	64.36	47.07	81.90	3.77	4.22	5.82	17.1	15.3	11.1	10,999
Northern Trust Corp.	NTRS	46.02	33.20	48.31	2.74	2.50	2.95	16.8	18.4	15.6	11,098
Zimmer Holdings, Inc.	ZMH	64.36	47.00	66.41	4.58	5.07	5.50	14.1	12.7	11.7	11,336
Chesapeake Energy Corp.	CHK	18.60	13.32	35.75	2.75	2.80	0.30	6.8	6.6	62.0	12,320
St. Jude Medical, Inc.	STJ	39.91	32.13	49.79	3.19	3.39	3.63	12.5	11.8	11.0	12,515
Omnicom Group Inc.	OMC	48.60	35.27	52.19	2.86	3.49	3.84	17.0	13.9	12.7	13,250
T. Rowe Price Group, Inc.	TROW	62.96	44.68	66.00	2.53	2.92	3.24	24.9	21.6	19.4	16,061
Thermo Fisher Scientific Inc.	TMO	51.91	43.06	65.68	3.57	4.16	4.77	14.5	12.5	10.9	19,067
CBS Corp.	CBS	32.78	17.99	35.00	1.19	1.80	2.55	27.5	18.2	12.9	19,822
AFLAC Inc.	AFL	42.59	31.25	50.33	5.53	6.33	6.55	7.7	6.7	6.5	19,916
Carnival Corp.	CCL	34.27	28.52	38.83	2.55	2.36	1.92	13.4	14.5	17.8	20,434
Dell Inc.	DELL	12.52	11.68	18.36	1.49	2.06	1.93	8.4	6.1	6.5	21,880
Viacom, Inc.	VIAB	47.02	35.13	52.67	3.30	3.92	4.22	14.2	12.0	11.1	22,401
Franklin Resources, Inc.	BEN	110.99	87.71	137.56	6.94	8.75	9.22	16.0	12.7	12.0	23,883
Illinois Tool Works Inc.	ITW	52.89	39.12	59.27	3.33	4.22	4.61	15.9	12.5	11.5	25,247
Accenture plc	ACN	60.09	47.40	65.89	2.91	3.55	3.94	20.6	16.9	15.3	38,145

Note: Holdings are as of June 30, 2012. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2012. P/E ratios are based on earnings stated and June 30, 2012 stock price.

arielinvestments.com	24	800.292.7435

Ariel Focus Fund Statistical Summary	(unaudited)

			52-Week Range		Earnings per Share			P/E Calendar
Company	Ticker Symbol	Price 6/30/12	Low	High	2010 Actual Calendar	2011 Actual Calendar	2012 Estimated Calendar	2010 Actual P/E	2011 Actual P/E	2012 Estimated P/E	Market Cap. ($MM)
DeVry Inc.	DV	30.97	26.13	66.85	4.28	4.07	3.10	7.2	7.6	10.0	2,028
KKR & Co. L.P.	KKR	12.89	8.95	16.70	2.83	0.73	2.05	4.6	17.7	6.3	2,995
Snap-on Inc.	SNA	62.25	41.74	64.48	3.19	4.71	5.11	19.5	13.2	12.2	3,617
Apollo Group, Inc.	APOL	36.19	30.93	58.29	5.21	4.47	3.53	6.9	8.1	10.3	4,086
Blackstone Group L.P.	BX	13.07	10.51	17.78	1.26	1.24	1.35	10.4	10.5	9.7	5,362
Hospira, Inc.	HSP	34.98	26.92	57.12	3.30	3.07	2.25	10.6	11.4	15.5	5,777
Northern Trust Corp.	NTRS	46.02	33.20	48.31	2.74	2.50	2.95	16.8	18.4	15.6	11,098
Zimmer Holdings, Inc.	ZMH	64.36	47.00	66.41	4.58	5.07	5.50	14.1	12.7	11.7	11,336
Chesapeake Energy Corp.	CHK	18.60	13.32	35.75	2.75	2.80	0.30	6.8	6.6	62.0	12,320
Omnicom Group Inc.	OMC	48.60	35.27	52.19	2.86	3.49	3.84	17.0	13.9	12.7	13,250
AFLAC Inc.	AFL	42.59	31.25	50.33	5.53	6.33	6.55	7.7	6.7	6.5	19,916
Dell Inc.	DELL	12.52	11.68	18.36	1.49	2.06	1.93	8.4	6.1	6.5	21,880
Walgreen Co.	WAG	29.58	28.53	44.26	2.41	2.41	2.87	12.3	12.3	10.3	25,393
Bank of New York Mellon Corp.	BK	21.95	17.10	26.43	2.12	2.03	2.14	10.4	10.8	10.3	26,180
Lockheed Martin Corp.	LMT	87.08	66.36	92.24	8.21	10.00	9.85	10.6	8.7	8.8	28,271
Morgan Stanley	MS	14.59	11.58	24.46	2.54	1.26	1.15	5.7	11.6	12.7	28,856
Baxter Intl Inc.	BAX	53.15	47.55	62.50	4.10	4.41	4.65	13.0	12.1	11.4	29,569
Accenture plc	ACN	60.09	47.40	65.89	2.91	3.55	3.94	20.6	16.9	15.3	38,145
Target Corp.	TGT	58.19	45.28	59.40	3.86	4.24	4.32	15.1	13.7	13.5	38,476
Goldman, Sachs & Co.	GS	95.86	84.27	139.25	13.18	4.51	10.50	7.3	21.3	9.1	47,151
Walt Disney Co.	DIS	48.50	28.19	48.95	2.19	2.67	3.16	22.1	18.2	15.3	86,687
Berkshire Hathaway Inc.	BRK.B	83.33	65.35	83.33	4.52	4.15	4.84	18.4	20.1	17.2	90,027
JPMorgan Chase & Co.	JPM	35.73	27.85	46.49	3.96	4.48	4.25	9.0	8.0	8.4	136,012
Johnson & Johnson	JNJ	67.56	59.08	68.05	4.94	5.19	5.30	13.7	13.0	12.7	185,545
International Business Machines Corp.	IBM	195.58	157.13	210.69	11.81	13.45	15.16	16.6	14.5	12.9	225,598
Microsoft Corp.	MSFT	30.59	23.79	32.95	2.40	2.69	2.88	12.7	11.4	10.6	256,982
Exxon Mobil Corp.	XOM	85.57	67.03	87.94	5.96	8.42	7.70	14.4	10.2	11.1	400,139

Note: Holdings are as of June 30, 2012. All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items. All estimates of future earnings per share shown in this table are prepared by Ariel Investments research analysts as of June 30, 2012. P/E ratios are based on earnings stated and June 30, 2012 stock price.

Ariel Fund Schedule of Investments	June 30, 2012 (unaudited)

Number of Shares	Common Stocks—99.06%	Market Value
	Consumer discretionary & services—38.39%
5,385,739	Gannett Co., Inc.	$79,331,935
4,275,925	International Game Technology	67,345,819
1,777,290	DeVry Inc.	55,042,671
1,937,056	Royal Caribbean Cruises Ltd.	50,421,568
4,576,972	Interpublic Group of Cos., Inc.	49,660,146
624,648	Mohawk Industries, Inc.(a)	43,619,170
2,233,357	Newell Rubbermaid Inc.	40,513,096
1,113,171	Meredith Corp.	35,554,682
898,754	Madison Square Garden Co., Class A(a)	33,649,350
84,100	Washington Post Co., Class B	31,438,262
1,165,300	International Speedway Corp., Class A	30,507,554
430,975	Nordstrom, Inc.	21,415,148
633,667	Sotheby’s	21,139,131
238,865	Snap-on Inc.	14,869,346
		574,507,878
	Consumer staples—2.59%
306,538	J.M. Smucker Co.	23,149,750
258,325	McCormick & Co., Inc.	15,667,411
		38,817,161
	Energy—3.59%
906,847	Contango Oil & Gas Co.(a) (b)	53,685,342

	Financial services—29.26%
8,160,578	Janus Capital Group Inc.	63,815,720
2,355,000	Lazard Ltd, Class A	61,206,450
709,073	Jones Lang LaSalle Inc.	49,897,467
684,700	Dun & Bradstreet Corp.	48,730,099
2,872,545	First American Financial Corp.	48,718,363
1,109,400	Fair Isaac Corp.	46,905,432
3,609,745	KKR & Co. L.P.	46,529,613
2,667,857	CBRE Group, Inc., Class A(a)	43,646,141
584,326	City National Corp.	28,386,557
		437,835,842
	Health care—13.40%
1,894,675	Charles River Laboratories Intl Inc.(a)	62,069,553
657,400	Zimmer Holdings, Inc.	42,310,264
1,095,801	Hospira, Inc.(a)	38,331,119
354,634	Bio-Rad Laboratories, Inc., Class A(a)	35,466,946
2,603,600	Symmetry Medical Inc.(a) (b)	22,338,888
		200,516,770
	Materials & processing—4.66%
1,253,300	Simpson Manufacturing Co., Inc.	36,984,883
2,404,538	Interface, Inc.	32,773,853
		69,758,736
	Producer durables—7.17%
1,105,703	Brady Corp., Class A	30,417,890
752,711	IDEX Corp.	29,340,675
491,400	Littelfuse, Inc.	27,955,746
304,195	Stanley Black & Decker, Inc.	19,577,990
		107,292,301
	Total common stocks (Cost $1,072,492,513)	1,482,414,030

Principal Amount	Repurchase Agreement—0.60%	Market Value
$9,027,871	Fixed Income Clearing Corporation, 0.01%, dated 06/29/2012, due 07/02/2012, repurchase price $9,027,879, (collateralized by U.S. Treasury Note, 2.125%, due 11/30/2014) (Cost $9,027,871)	$9,027,871
	Total Investments (Cost $1,081,520,384)—99.66%	1,491,441,901
	Other Assets less Liabilities—0.34%	5,098,980
	Net Assets—100.00%	$1,496,540,881

(a) Non-income producing.
(b) Affiliated company (See Note Three).

A category may contain multiple industries as defined by the Global Industry Classification Standards. See Notes to Schedules of Investments.

arielinvestments.com	26	800.292.7435

Ariel Appreciation Fund Schedule of Investments	June 30, 2012 (unaudited)

Number of Shares	Common Stocks—99.56%	Market Value
	Consumer discretionary & services—35.79%
4,409,830	Interpublic Group of Cos., Inc.	$47,846,656
857,600	Viacom, Inc., Class B	40,324,352
1,214,700	DeVry Inc.	37,619,259
2,354,200	Gannett Co., Inc.	34,677,366
492,575	Mohawk Industries, Inc.(a)	34,396,512
2,170,190	International Game Technology	34,180,493
1,041,700	CBS Corp., Class B	34,146,926
988,950	Carnival Corp.	33,891,316
437,800	Snap-on Inc.	27,253,050
704,500	Madison Square Garden, Co., Class A(a)	26,376,480
448,700	Omnicom Group Inc.	21,806,820
601,600	Sotheby’s	20,069,376
1,024,400	Newell Rubbermaid Inc.	18,582,616
335,800	Nordstrom, Inc.	16,685,902
376,600	Apollo Group, Inc., Class A(a)	13,629,154
231,200	Tiffany & Co.	12,242,040
		453,728,318
	Consumer staples—2.14%
359,675	J.M. Smucker Co.	27,162,656
	Energy—2.79%
1,902,700	Chesapeake Energy Corp.	35,390,220
	Financial services—36.44%
1,204,800	Northern Trust Corp.	55,444,896
1,282,600	AFLAC Inc.	54,625,934
3,050,100	First American Financial Corp.	51,729,696
1,963,020	Lazard Ltd, Class A	51,018,890
570,900	Jones Lang LaSalle Inc.	40,174,233
4,947,675	Janus Capital Group Inc.	38,690,819
329,300	Franklin Resources, Inc.	36,549,007
2,337,000	Blackstone Group L.P.	30,544,590
2,246,455	KKR & Co. L.P.	28,956,805
507,800	City National Corp.	24,668,924
1,309,050	CBRE Group, Inc.(a)	21,416,058
243,300	T. Rowe Price Group, Inc.	15,318,168
758,300	Western Union Co.	12,769,772
		461,907,792
	Health care—14.14%
874,354	Thermo Fisher Scientific Inc.	45,387,716
1,080,300	St. Jude Medical, Inc.	43,114,773
584,000	Zimmer Holdings, Inc.	37,586,240
881,900	Hospira, Inc.(a)	30,848,862
223,625	Bio-Rad Laboratories, Inc., Class A(a)	22,364,736
		179,302,327
	Producer durables—4.62%
346,000	Accenture plc, Class A	20,791,140
367,550	Illinois Tool Works Inc.	19,439,719
285,699	Stanley Black & Decker, Inc.	18,387,588
		58,618,447
	Technology—3.64%
3,681,200	Dell Inc.(a)	46,088,624
	Total common stocks (Cost $924,911,281)	1,262,198,384

Principal Amount	Repurchase Agreement—0.55%	Market Value
$6,921,528	Fixed Income Clearing Corporation, 0.01%, dated 06/29/2012, due 07/02/2012, repurchase price $6,921,534, (collateralized by U.S. Treasury Note, 2.125%, due 11/30/2014) (Cost $6,921,528)	$6,921,528
	Total Investments (Cost $931,832,809)—100.11%	1,269,119,912
	Liabilities less Other Assets—(0.11%)	(1,420,054)
	Net Assets—100.00%	$1,267,699,858

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Ariel Focus Fund Schedule of Investments	June 30, 2012 (unaudited)

Number of Shares	Common Stocks—99.10%	Market Value
	Consumer discretionary & services—21.04%
42,700	Target Corp.	$2,484,713
39,000	Omnicom Group Inc.	1,895,400
42,700	DeVry Inc.	1,322,419
34,600	Apollo Group, Inc., Class A(a)	1,252,174
18,900	Snap-on Inc.	1,176,525
21,300	Walt Disney Co.	1,033,050
		9,164,281
	Consumer staples—5.06%
74,500	Walgreen Co.	2,203,710
	Energy—8.25%
24,300	Exxon Mobil Corp.	2,079,351
81,400	Chesapeake Energy Corp.	1,514,040
		3,593,391
	Financial services—28.51%
136,650	Morgan Stanley	1,993,724
35,800	Northern Trust Corp.	1,647,516
126,100	KKR & Co. L.P.	1,625,429
67,400	Bank of New York Mellon Corp.	1,479,430
41,400	JPMorgan Chase & Co.	1,479,222
16,500	Berkshire Hathaway Inc., Class B(a)	1,374,945
12,700	Goldman Sachs & Co.	1,217,422
27,300	AFLAC Inc.	1,162,707
33,500	Blackstone Group L.P.	437,845
		12,418,240
	Health care—13.38%
34,700	Zimmer Holdings, Inc.	2,233,292
28,600	Johnson & Johnson	1,932,216
25,100	Hospira, Inc.(a)	877,998
14,800	Baxter Intl Inc.	786,620
		5,830,126
	Producer durables—7.85%
24,000	Lockheed Martin Corp.	2,089,920
22,100	Accenture plc, Class A	1,327,989
		3,417,909
	Technology—15.01%
94,000	Microsoft Corp.	2,875,460
175,300	Dell Inc.(a)	2,194,756
7,500	International Business Machines Corp.	1,466,850
		6,537,066
	Total common stocks (Cost $40,761,935)	43,164,723

Principal Amount	Repurchase Agreement—0.79%	Market Value

$345,619	Fixed Income Clearing Corporation, 0.01%, dated 06/29/2012, due 07/02/2012, repurchase price $345,619, (collateralized by U.S. Treasury Note, 2.125%, due 11/30/2014) (Cost $345,619)	$345,619
	Total Investments (Cost $41,107,554)—99.89%	43,510,342
	Other Assets less Liabilities—0.11%	45,643
	Net Assets—100.00%	$43,555,985

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

arielinvestments.com	28	800.292.7435

Ariel Discovery Fund Schedule of Investments	June 30, 2012 (unaudited)

Number of Shares	Common Stocks—93.97%	Market Value
	Consumer discretionary & services—17.00%
8,400	International Speedway Corp., Class A	$219,912
5,700	Madison Square Garden Co., Class A(a)	213,408
15,900	XO Group Inc.(a)	141,033
6,600	Rosetta Stone Inc.(a)	91,344
4,800	JAKKS Pacific, Inc.	76,848
12,000	Callaway Golf Co.	70,920
16,100	Gaiam, Inc., Class A(a)	62,790
2,400	Shoe Carnival, Inc.	51,576
9,400	RadioShack Corp.	36,096
		963,927
	Energy—9.18%
15,600	Mitcham Industries, Inc.(a)	264,732
4,325	Contango Oil & Gas Co.(a)	256,040
		520,772
	Financial services—20.07%
67,800	Market Leader, Inc.(a)	344,424
15,200	First American Financial Corp.	257,792
11,600	AV Homes, Inc.(a)	169,128
63,100	Cowen Group, Inc., Class A(a)	167,846
6,200	MB Financial, Inc.	133,548
5,200	Symetra Financial Corp.	65,624
		1,138,362
	Health care—4.33%
49,000	Vical Inc.(a)	176,400
8,100	Symmetry Medical Inc.(a)	69,498
		245,898
	Materials & processing—10.67%
5,500	Simpson Manufacturing Co., Inc.	162,305
73,000	Orion Energy Systems, Inc.(a)	160,600
18,300	Landec Corp.(a)	156,648
60,844	Rentech, Inc.(a)	125,339
		604,892
	Producer durables—12.21%
6,600	Team, Inc.(a)	205,788
28,800	Ballantyne Strong, Inc.(a)	171,936
7,000	Brink’s Co.	162,260
2,350	Littelfuse, Inc.	133,691
3,700	Tecumseh Products Co., Class A(a)	18,685
		692,360
	Technology—20.51%
38,950	Pervasive Software Inc.(a)	291,735
37,080	PCTEL, Inc.	239,908
28,600	Imation Corp.(a)	169,026
26,900	American Reprographics Co.(a)	135,307
8,100	Tessera Technologies, Inc.	124,497
4,600	Multi-Fineline Electronix, Inc.(a)	113,344
14,000	Sigma Designs, Inc.(a)	89,320
		1,163,137
	Total common stocks (Cost $5,004,978)	5,329,348

Principal Amount	Repurchase Agreement—3.48%	Market Value

$197,058	Fixed Income Clearing Corporation, 0.01%, dated 06/29/2012, due 07/02/2012, repurchase price $197,058, (collateralized by U.S. Treasury Note, 2.125%, due 11/30/2014) (Cost $197,058)	$197,058
	Total Investments (Cost $5,202,036)—97.45%	5,526,406
	Cash, Other Assets less Liabilities—2.55%	144,869
	Net Assets—100.00%	$5,671,275

(a) Non-income producing.
A category may contain multiple industries as defined by the Global Industry Classification Standards.
See Notes to Schedules of Investments.

Ariel International Equity Fund Schedule of Investments

Number of Shares	Common Stocks—78.92%	Market Value
	Australia—0.22%
99	CSL Ltd.(a)	$3,994
	Belgium—1.72%
923	Mobistar SA	31,584
	Canada—3.23%
1,999	Great-West Lifeco Inc.	43,334
334	Power Financial Corp.	8,349
198	IGM Financial Inc.	7,787
		59,470
	China—0.50%
170	China Mobile Ltd. ADR(a)	9,294
	Finland—2.73%
17,053	Nokia Corp. ADR	35,300
7,297	Nokia Corp.	14,960
		50,260
	France—4.90%
2,087	Bouygues SA	55,991
782	BNP Paribas SA	30,020
169	Ipsen SA	4,181
		90,192
	Germany—5.82%
1,469	Deutsche Boerse AG	79,064
124	Muenchener Rueckversicherungs-Ges. AG	17,442
67	Allianz SE	6,708
599	Infineon Techologies AG(a)	4,042
		107,256
	Ireland—3.44%
2,083	Ryanair Holdings plc ADR(a)	63,323
	Italy—3.01%
21,054	Mediaset SpA	36,742
4,174	Snam SpA	18,593
		55,335
	Japan—18.93%
44	NTT DOCOMO, Inc.	73,044
500	Nintendo Co., Ltd	57,860
700	Murata Manufacturing Co., Ltd.	36,386
383	Toyota Motor Corp. ADR	30,824
700	Canon Inc.	27,716
700	Denso Corp.	23,583
512	Canon Inc. ADR	20,449
200	Daito Trust Construction Co., Ltd.	18,890
50	Keyence Corp.	12,272
300	Nissin Foods Holdings Co., Ltd.	11,391
200	Sankyo Co., Ltd.	9,708
200	Toyota Motor Corp.	7,981
400	Chugai Pharmaceuticals Co., Ltd.	7,541
200	Japan Tobacco Inc.	5,907
500	Suruga Bank Ltd.	5,092
		348,644

arielinvestments.com	30	800.292.7435

June 30, 2012 (unaudited)

Number of Shares	Common Stocks—78.92% (cont’d)	Market Value

	Netherlands—3.94%
5,862	Koninklijke Ahold NV	$72,507
	Norway—0.74%
1,167	Gjensidige Forsikring ASA	13,566
	Spain—5.62%
6,181	Indra Sistemas SA(a)	57,304
2,132	Enagas SA(a)	38,771
1,532	Mediaset Espana Comunicacion SA	7,420
		103,495
	Switzerland—11.06%
540	Roche Holding AG	93,077
1,029	Nestle SA	61,307
1,995	UBS AG	23,226
381	Actelion Ltd(a)	15,615
31	Geberit AG(a)	6,098
11	Swisscom AG(a)	4,418
		203,741
	United Kingdom—12.55%
18,559	Tesco plc	90,120
37,783	Man Group plc	45,061
890	Royal Dutch Shell plc, Class A	29,933
3,270	HSBC Holdings plc	28,736
168	Royal Dutch Shell plc ADR	11,328
540	Schroders plc	11,299
2,835	British Telecom Group plc(a)	9,386
115	GlaxoSmithKline PLC ADR(a)	5,241
		231,104
	United States—0.51%
144	Schlumberger Ltd.(a)	9,347
	Total common stocks (Cost $1,576,488)	1,453,112

Number of Shares	Investment Companies—4.05%	Market Value

	Exchange Traded Funds—4.05%
2,363	Vanguard MSCI EAFE ETF	$74,600
	Total investment companies (Cost $71,659)	74,600
	Total Investments (Cost $1,648,147)—82.97%	1,527,712
	Cash, Other Assets less Liabilities—17.03%	313,565
	Net Assets—100.00%	$1,841,277

ADR American Depository Receipt
(a) Non-income producing.
See Notes to Schedules of Investments.

31

Ariel Global Equity Fund Schedule of Investments

Number of Shares	Common Stocks—84.09%	Market Value

	Australia—0.28%
760	CSL Ltd.(a)	$30,663
	Belgium—1.63%
5,314	Mobistar SA	181,840
	Canada—2.11%
7,222	Great-West Lifeco Inc.	156,556
2,005	Power Financial Corp.	50,120
708	IGM Financial Inc.	27,844
		234,520
	Czech Republic—0.53%
342	Komercni Banca AS	59,357
	Finland—3.05%
82,994	Nokia Corp.	170,147
81,672	Nokia Corp. ADR	169,061
		339,208
	France—4.34%
12,178	Bouygues SA	326,718
3,686	BNP Paribas SA	141,502
606	Ipsen SA	14,993
		483,213
	Germany—3.61%
7,192	Deutsche Boerse AG	387,086
2,171	Infineon Techologies AG(a)	14,649
		401,735
	Ireland—2.29%
8,363	Ryanair Holdings plc ADR(a)	254,235
	Italy—2.57%
116,659	Mediaset SpA	203,584
18,410	Snam SpA	82,008
		285,592
	Japan—14.27%
210	NTT DOCOMO, Inc.	348,621
2,500	Nintendo Co., Ltd.	289,298
3,900	Canon Inc.	154,419
4,400	Denso Corp.	148,235
2,600	Murata Manufacturing Co., Ltd.	135,147
1,153	Toyota Motor Corp. ADR	92,793
350	Keyence Corp.	85,907
2,200	Nissin Foods Holdings Co., Ltd.	83,530
600	Daito Trust Construction Co., Ltd.	56,671
1,342	Canon Inc. ADR	53,599
1,400	Japan Tobacco Inc.	41,351
3,500	Suruga Bank Ltd.	35,641
700	Sankyo Co., Ltd.	33,978
1,500	Chugai Pharmaceutical Co., Ltd.	28,279
		1,587,469
	Netherlands—2.80%
25,138	Koninklijke Ahold NV	310,932
	Norway—0.34%
3,300	Gjensidige Forsikring ASA	38,361

arielinvestments.com	32	800.292.7435

June 30, 2012 (unaudited)

Number of Shares	Common Stocks—84.09% (cont’d)	Market Value

	Spain—4.08%
31,076	Indra Sistemas SA(a)	$288,107
6,792	Enagas SA(a)	123,514
8,704	Mediaset Espana Comunicacion SA	42,154
		453,775
	Switzerland—7.96%
3,214	Roche Holding AG	553,980
1,913	Nestle SA	113,976
8,829	UBS AG	102,787
1,395	Actelion Ltd	57,173
72	Swisscom AG(a)	28,917
143	Geberit AG(a)	28,128
		884,961
	United Kingdom—10.28%
109,643	Tesco plc	532,410
176,255	Man Group plc	210,206
4,002	Royal Dutch Shell plc, Class A	134,600
10,225	HSBC Holdings plc	89,854
3,893	Schroders plc	81,456
577	Royal Dutch Shell plc ADR	38,907
8,553	British Telecom Group plc(a)	28,318
600	GlaxoSmithKline PLC ADR(a)	27,342
		1,143,093
	United States—23.95%
8,000	Johnson & Johnson	540,480
5,109	Quest Diagnostics Inc.	306,029
5,804	Gilead Sciences, Inc.(a)	297,629
17,384	NVIDIA Corp.(a)	240,247
5,554	Microsoft Corp.	169,897
10,604	QLogic Corp.(a)	145,169
7,500	Yahoo! Inc.(a)	118,725
1,390	Berkshire Hathaway Inc., Class B(a)	115,829
2,344	Fluor Corp.	115,653
1,733	Schlumberger Ltd.(a)	112,489
1,387	Wal-Mart Stores, Inc.	96,702
5,989	H&R Block, Inc.	95,704
1,940	Plum Creek Timber Co. Inc.	77,018
1,497	Analog Devices, Inc.	56,392
1,541	Broadcom Corp.	52,086
1,400	Hospira, Inc.(a)	48,972
1,500	General Electric Co.	31,260
780	General Mills, Inc.(a)	30,061
145	3m Co	12,992
		2,663,334

	Total common stocks (Cost $9,977,318)	9,352,288

	Total Investments (Cost $9,977,318)—84.09%	9,352,288
	Cash, Other Assets less Liabilities—15.91%	1,769,101
	Net Assets—100.00%	$11,121,389

ADR American Depository Receipt
(a)Non-income producing.
See Notes to Schedules of Investments.

33

Notes to Schedules of Investments

Note One | Organization
Ariel Investment Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Equity Fund and Ariel Global Equity Fund (the “Funds”) are series of the Trust. Ariel Focus Fund is a non-diversified Fund, all other Funds are diversified. The Funds issue two classes of shares: an Investor Class and an Institutional Class.

Note Two | Significant accounting policies
The following is a summary of significant policies related to investments of the Funds held at June 30, 2012.

Securities valuation— Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices.

Debt obligations having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

The Funds use independent pricing services to assist in pricing portfolio securities. Ariel International Equity Fund and Ariel Global Equity Fund use a third-party fair valuation vendor. The vendor provides fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security).

Fair value measurements— Accounting Standards CodificationTM (ASC) 820-10 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The  hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, “quoted” prices in inactive markets, dealer indications, and inputs corroborated by observable market data)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/ or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2012 in valuing the Funds’ investments carried at fair value:

	Ariel	Ariel	Ariel
Ariel Fund	Appreciation	Focus	Discovery
	Fund	Fund	Fund
Level 1	$1,482,414,030	$1,262,198,384	$43,164,723	$5,329,348
Level 2*	9,027,871	6,921,528	345,619	197,058
Level 3	—	—	—	—
Fair
Value at
06/30/2012	$1,491,441,901	$1,269,119,912	$43,510,342	$5,526,406

* As of June 30, 2012, Level 2 securities held are repurchase agreements. See Schedule of Investments.

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June 30, 2012 (unaudited)

	Ariel International	Ariel Global
	Equity Fund	Equity Fund
Level 1	$1,527,712	$9,352,288
Level 2**	2,647	14,205
Level 3	—	—
Fair Value
at 06/30/2012	$1,530,359	$9,366,493

**	As of June 30, 2012, Level 2 securities held are forward currency contracts, which are reflected at the unrealized depreciation on the contract.

Forward currency contracts derive their value from underlying exchange rates. These instruments are normally valued by pricing vendors using pricing models. The pricing models typically use inputs that are observed from active markets such as exchange rates. As such, forward currency contracts were categorized as Level 2.

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The FASB issued amendments to ASC Topic 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (ASU No. 2011-04). Such amendments are effective for fiscal years beginning after December 15, 2011. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

Foreign currency— Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party. Realized gains (losses) and unrealized appreciation (depreciation) on securities include the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

Europe risk— Ariel International Equity Fund and Ariel Global Equity Fund invest in securities issued by companies operating in Europe and therefore are subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union, and the member states no longer control their own monetary policies. The recent rapid political and social changes throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict.

Forward currency contracts— Ariel International Equity Fund and Ariel Global Equity Fund enter into forward currency contracts to provide the appropriate currency exposure related to protecting the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with a Fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the Fund under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties. Forward currency contracts are subject to the translations of foreign exchange rate fluctuations. Contracts are “marked-to-market” daily and any resulting unrealized gains (losses) are recorded as unrealized appreciation (depreciation) on foreign currency translations. The Funds record realized gains (losses) at the time the forward currency contract is settled or closed on the Statement of Operations as realized gain (loss) on foreign currency transactions.

Repurchase agreements— The Funds may enter into repurchase agreements with recognized financial institutions and in all instances hold underlying securities as collateral with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

Securities transactions— Securities transactions are accounted for on a trade date basis.

Notes to Schedules of Investments (continued)

Note Three | Transactions with affiliated companies
If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. Ariel Fund had the following transactions during the nine months ended June 30, 2012, with affiliated companies:

	Share Activity				Nine Months Ended June 30, 2012
Security Name	Balance September 30, 2011	Purchases	Sales	Balance June 30, 2012	Market Value	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares
Interface, Inc.*	3,452,238	—	1,047,700	2,404,538	$32,773,853	$160,966	$(257,531)
Fair Isaac Corp.*	2,196,000	—	1,086,600	1,109,400	46,905,432	87,448	12,384,990
Symmetry Medical Inc.	2,474,200	144,400	15,000	2,603,600	22,338,888	—	(25,546)
Contango Oil & Gas Co.	535,771	371,076	—	906,847	53,685,342	—	—
					$155,703,515	$248,414	$12,101,913

*No longer an affiliated company.
Note Four | Federal income taxes
At June 30, 2012, the cost of investment securities for tax purposes was as follows:

	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Equity Fund	Ariel Global Equity Fund
Cost of investments	$1,081,520,384	$931,832,809	$41,107,554	$5,202,036	$1,648,147	$9,977,318

Gross unrealized appreciation	$450,022,506	$391,357,971	$6,002,490	$795,211	$30,329	$33,776
Gross unrealized depreciation	(40,100,989)	(54,070,868)	(3,599,702)	(470,841)	(150,764)	(658,806)
Net unrealized appreciation (depreciation)	$409,921,517	$337,287,103	$2,402,788	$324,370	$(120,435)	$(625,030)

Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

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June 30, 2012 (unaudited)

Note Five | Forward currency contracts
At June 30, 2012, the open forward currency contracts are:

Contract Settlement Date	Currency to be Received	Amount to be Received	Currency to be Delivered	Amount to be Delivered	Unrealized Appreciation (Depreciation)
Ariel International Equity Fund
7/11/2012	JPY	951,040	AUD	11,990	$(363)
7/11/2012	JPY	634,027	SGD	10,241	(152)
7/11/2012	SGD	9,698	JPY	634,027	(277)
7/11/2012	AUD	11,319	JPY	951,040	(323)
8/7/2012	SGD	23,812	CHF	17,488	359
8/7/2012	AUD	30,030	CAD	30,261	934
8/7/2012	CHF	17,488	SGD	23,371	(10)
8/7/2012	CAD	10,919	AUD	10,710	(209)
8/8/2012	SEK	104,166	EUR	11,622	326
8/13/2012	SGD	23,450	EUR	14,458	209
8/13/2012	AUD	22,525	CAD	22,554	832
8/13/2012	SEK	103,321	EUR	11,567	271
8/29/2012	GBP	4,713	EUR	5,885	(72)
8/29/2012	AUD	3,882	CAD	3,879	146
9/17/2012	AUD	14,449	CHF	13,592	338
9/19/2012	GBP	9,162	CHF	13,588	3
9/19/2012	AUD	7,184	CHF	6,794	129
9/19/2012	DKK	84,047	CHF	13,588	(8)
9/19/2012	AUD	12,077	JPY	951,040	362
9/19/2012	SGD	10,249	JPY	634,027	152
					$2,647
Ariel Global Equity Fund
7/23/2012	USD	4,076	EUR	3,105	$146
8/7/2012	CAD	230,306	EUR	176,673	2,394
8/7/2012	AUD	114,296	EUR	88,330	4,783
8/8/2012	SEK	788,941	EUR	88,025	2,471
8/13/2012	SGD	93,706	EUR	57,775	834
8/13/2012	NOK	232,191	EUR	30,638	189
8/13/2012	CAD	28,462	EUR	21,884	226
8/13/2012	USD	113,422	EUR	87,538	2,604
8/29/2012	USD	16,982	JPY	1,351,240	65
8/29/2012	USD	15,546	EUR	12,414	(172)
9/17/2012	USD	215,262	EUR	171,303	(1,678)
9/18/2012	USD	215,372	JPY	17,102,448	1,191
9/19/2012	HKD	836,639	EUR	85,271	(120)
9/19/2012	AUD	54,065	EUR	42,635	944
9/19/2012	DKK	252,978	EUR	34,108	(44)
9/19/2012	EUR	85,311	CHF	102,317	27
9/19/2012	CHF	102,317	EUR	85,318	(37)
9/19/2012	AUD	136,440	CHF	129,761	1,663
9/19/2012	USD	107,884	EUR	85,271	(107)
9/19/2012	USD	107,662	EUR	86,084	(1,358)
9/20/2012	USD	3,890	EUR	3,091	(25)
9/20/2012	USD	4,482	EUR	3,562	(28)
9/20/2012	USD	108,254	CHF	102,317	237
					$14,205

BOARD *of* TRUSTEES

MELLODY L. HOBSON
CHAIRMAN OF THE BOARD
President
Ariel Investments, LLC

ROYCE N. FLIPPIN, JR.*
LEAD INDEPENDENT TRUSTEE
President
Flippin Associates

JAMES W. COMPTON*
Retired President and Chief Executive Officer
Chicago Urban League

WILLIAM C. DIETRICH*
Former Executive Director
Shalem Institute for Spiritual Formation, Inc.

CHRISTOPHER G. KENNEDY*
Chairman of the Board of Trustees
University of Illinois
Immediate Past President
Merchandise Mart Properties, Inc.

MERRILLYN J. KOSIER
Chief Marketing Officer, Mutual Funds
Executive Vice President
Ariel Investments, LLC

WILLIAM M. LEWIS, JR.*
Managing Director and Co-Chairman
of Investment Banking
Lazard Ltd

H. CARL MCCALL*
Chairman
The State University of New York
Principal
Convent Capital, LLC

JOHN W. ROGERS, JR.
Chairman, Chief Executive Officer
and Chief Investment Officer
Ariel Investments, LLC

JAMES M. WILLIAMS*
Vice President and Chief Investment Officer
J. Paul Getty Trust

TRUSTEES EMERITUS
(no Trustee duties or responsibilities)

JOHN G. GUFFEY, JR.

BERT N. MITCHELL, CPA, CHAIRMAN

* *Independent Trustee*

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